SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant X
Filed by a party other than the registrant
Check the appropriate box
X Preliminary proxy statement
_    Definitive proxy statement
_    Definitive additional materials
_    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                     The Global Government Plus Fund, Inc.
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                (Name of Registrant as Specified in Its Charter)



                     The Global Government Plus Fund, Inc.
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                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

X    $125 per Exchange  Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

_    $500 per each party to the controversy pursuant to  Exchange Act Rule 14a-6
     (i)(3).

_    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total Fee Paid:


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_    Fee paid previlusly with preliminary materials.


_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:

                                PRELIMINARY COPY


                      THE GLOBAL GOVERNMENT PLUS FUND, INC.

                                ONE SEAPORT PLAZA

                              NEW YORK, N.Y. 10292

                            ------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            ------------------------


To Our Shareholders:


    Notice is hereby given that a Special Meeting of Shareholders of The Global Government Plus Fund, Inc. (the Fund) will be held on December 6, 1995, at 10:00 A.M. at One Seaport Plaza, 199 Water Street, New York, New York 10292, for the following purposes:

    1. To approve or disapprove a proposal to convert the Fund from a closed-end investment company.

    2. To approve or disapprove changes to certain investment restrictions and policies of the Fund as follows:

        a. To increase the Fund's borrowing capabilities.

        b. To amend the Fund's restrictions regarding restricted securities.

        c. To clarify the Fund's loan policies.

    3. If Proposal No. 1 is approved, to approve or disapprove a new Management Agreement between the Fund and Prudential Mutual Fund Management, Inc. and a new Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.

    4. If Proposal No. 1 is approved, to elect seven Directors.

    5. If Proposal No. 1 is approved, to approve or disapprove a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

    6. If Proposal No. 1 is approved, to approve or disapprove an Alternative Purchase Plan and an amendment to the Fund's Articles of Incorporation to permit the issuance of multiple classes of shares.

    7. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

    Only holders of Common Stock of record at the close of business on September 29, 1995 are entitled to notice of and to vote at this Meeting or any adjournment thereof.


                                                  S. JANE ROSE
                                                    Secretary

Dated: October   , 1995

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WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN
THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
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

                      THE GLOBAL GOVERNMENT PLUS FUND, INC.

                                ONE SEAPORT PLAZA

                              NEW YORK, N.Y. 10292


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

    This Proxy Statement is furnished by the Board of Directors of The Global Government Plus Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Special Meeting of Shareholders (the Meeting) to be held on December 6, 1995 at 10:00 A.M., at One Seaport Plaza, 199 Water Street, New York, New York 10292, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Meeting.

    The most recent annual and semi-annual report for the Fund has previously been sent to shareholders and may be obtained without charge by writing the Fund at One Seaport Plaza, New York, New York 10292 or by calling 1-800-451-6788.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of directors, and FOR the other proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

    If a Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum, but will have the effect of a vote against such matters.

    The close of business on September 29, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 45,642,508 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of

Special Meeting, Proxy Statement and form of proxy will first be mailed to shareholders of record on or about October , 1995.


    As of September 29, 1995, the holders of record of more than 5% of the outstanding shares of the Fund were: Lowe, Brockenbrough & Tattersall, Inc. (Lowe Brockenbrough), a registered investment adviser, 6620 West Broad Street, Suite 300, Richmond, Virginia 23230-1720, held in the aggregate 6,981,000 shares of the Fund's common stock representing approximately 15.2% of the Fund's total outstanding common stock entitled to vote. Lowe Brockenbrough held such shares on behalf of investment advisory clients with sole voting power and shared power to sell. This information is based on information received by the Fund from Lowe Brockenbrough. Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, which held, solely of record on behalf of other persons, shares of the Fund and which represented approximately % of the shares of the Fund then outstanding. Management does not know of any other person or group who owned benefically 5% or more of the Fund's outstanding Common Stock on the record date.

    The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without additional cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Directors of the Fund has authorized management to retain, at their discretion, Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is not expected to exceed $125,000 and will be borne by the Fund.

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, serves as the Fund's Manager under a management agreement dated as of April 28, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PMF through its affiliate, The Prudential Investment Corporation (PIC or the Subadviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement dated April 25, 1988. Both PMF and PIC are indirect subsidiaries of The Prudential Insurance Company of America (Prudential). As of September 30, 1995, PMF served as the manager to 37 open-end investment companies, and as manager or administrator to 27 closed-end investment companies with aggregate assets of more than $50 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.


               CONVERSION OF THE FUND FROM A CLOSED-END INVESTMENT

                    COMPANY TO AN OPEN-END INVESTMENT COMPANY

                                (Proposal No. 1)


    At meetings held on August 15, and September 13, 1995 the Board of Directors, including those Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (1940 Act) (Independent Directors), considered and approved the submission to Fund shareholders of a proposal to convert the

Fund from a closed-end investment company to an open-end investment company. In connection therewith, the Board of Directors, including the Independent Directors, also considered and approved the amendment of the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company and the amendment and restatement of the Fund's Articles of Incorporation to provide for such conversion. If approved, this will permit the continued operation of the Fund in accordance with its investment objective while providing its shareholders with the right to redeem their shares at a price based on the net asset value of the shares instead of a price set in the market. At the meeting on September 13, 1995, the Board of Directors, including the Independent Directors, considered and approved new contractual arrangements for the management and operation of the Fund as an open-end investment company. Shareholders of the Fund are now being asked to consider the conversion of the Fund from a closed-end to an open-end investment company to remedy the market discount to net asset value and to consider related matters approved by the Board of Directors in connection with the conversion. If Proposal No. 1 is approved, the Fund will be converted to an open-end investment company as soon as reasonably practicable. If Proposal No. 1 is not approved by shareholders, the Fund will remain a closed-end investment company and the Board of Directors will consider whether other actions should be taken, if any, with respect to the discount from net asset value at which the Fund's shares trade.

Background of the Proposal

    When the Fund was organized in 1987, a closed-end format was chosen as most appropriate to the Fund's character and intended method of operation because it was believed that such a structure, among other things, would permit management of the Fund's portfolio consistent with its investment objective and policies without the pressures and constraints to which open-end investment companies are subject as a result of cash inflows and redemptions. While the Board of Directors and the Manager recognized that the shares of closed-end investment companies frequently trade at a discount from net asset value, certain characteristics of the Fund led those parties to believe that the Fund would be less likely to experience this phenomenon. In particular, the Fund's tender offer provisions contained in its prospectus were believed to distinguish the Fund from other closed-end investment companies.

    The Fund's prospectus used in connection with the offering of shares in 1987 stated that the Board would consider every quarter whether to take any action if the Fund's shares are trading at a discount from net asset value. It was anticipated that the inclusion of this specific guidance for Board action, relatively unusual among closed-end investment companies at the time, would operate to reduce any market discount in the Fund's shares that might otherwise develop. These provisions were not, however, designed to preclude earlier Board consideration of options available to alleviate the discount or limit the Board's flexibility in determining what course of action is appropriate at any particular time.

    Despite the foregoing arrangements, the Fund's shares, from time to time, traded at a discount to net asset value since June, 1989. As of early September, 1990, the discount had increased, at times exceeding 16%. In response to this development, the Fund repurchased a total of 7,000,000 shares of its outstanding common stock at a cost of $50,685,700 (an average discount of approximately 7.0% from its net asset value) during the year ended December 31, 1990. Those shares are being held in treasury. Although the Fund's shares continued, from time to time, to trade at a discount from net asset value, the Directors have determined not to repurchase shares for a variety of reasons, including the lack of any long term effects on the market discount to net asset value of the Fund's repurchase of shares in 1990. The discount to which the Fund's shares have been trading to net asset value has increased, at times exceeding 15% and for the six-month period ended June 30, 1995 it averaged approximately 17%. As a consequence, the Board of Directors and the Manager have given further consideration to the various alternatives whereby the discount might be reduced or eliminated and re-examined the appropriateness of continuing to operate the Fund as a closed-end investment company.

    At a special meeting held on August 15, 1995, the Board of Directors considered various alternatives whereby the discount at which the Fund's shares traded to net asset value might be reduced or eliminated, including, but not limited to, an enhanced public communications effort in conjunction with the Fund's recent changes in investment advisory personnel, the reinstatement of a stock repurchase program, the conversion of the Fund to an interval fund whereby it would offer to repurchase its shares periodically at net asset value, merging the Fund into another investment company and converting the Fund to an open-end investment company. After consideration of the available options, the Board of Directors concluded that it would be in the best interests of the Fund and its shareholders for the Fund to convert to an open-end company, thereby giving shareholders the right to retain ownership of the Fund with the same investment objective and to dispose of Fund shares at such time as they choose at prices based on the then current net asset value of the shares. The Board considered that conversion to an open-end invevment company (1) was feasible, because the Fund's investment objective and policies are consistent with operation as an open-end company, (2) would be the most effective way to eliminate the discount and (3) would not be likely to have a material adverse affect on the overall performance of the Fund, except during the period immediately following the conversion when a high level of redemptions may occur. The Board also considered the capability of Prudential Securities, an affiliate of the Manager, and the proposed distributor of the Fund's shares, to engage in an ongoing distribution of the Fund's shares as an open-end investment company if the Alternative Purchase Plan described in Proposal No. 6 is approved. The Board considered that none of the other measures described above to mitigate or eliminate the discount would act with the degree of certainty that conversion would, while permitting the Fund to continue operations with its investment objective and policies substantially intact. The Board also considered the various benefits of operating as an open-end investment company, including the possibility that the Fund could experience asset growth through net sales. The Manager reported that
(i) it believed it would be able to manage the Fund's portfolio as an open-end investment company and would have no material difficulty in managing the Fund's portfolio to meet the increased liquidity requirements deriving from redemptions and sales as would be expected in an open-end investment company and (ii) Prudential Securities would be able to perform distribution services for the Fund with the reasonable likelihood that, although there is no assurance, the assets of the Fund would increase over time.

    Accordingly, at a Special Meeting held on September 13, 1995, Board of Directors, including the Independent Directors, authorized the submission of a proposal to convert the Fund to an open-end investment company to shareholders of the Fund for their approval. The Board also approved new contractual arrangements for the management and operation of the Fund as an open-end investment company and for the distribution of its shares, as described in more detail below. In addition, the Board approved the proposed amendments to the Fund's Articles of Incorporation, the proposed changes to its fundamental investment restrictions and a change in its subclassification under the 1940 Act from a closed-end to an open-end investment company.


Differences Between Fund Operations as an Open-End and Closed-End Investment Company


    The Fund is currently registered as a "closed-end" investment company under the 1940 Act. Closed-end investment companies neither redeem their outstanding stock nor generally engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The stock of closed-end investment companies is normally bought and sold on national securities exchanges; the Fund's shares are currently traded on the New York and Pacific Stock Exchanges. The Fund's shares will be delisted from these Exchanges upon effectiveness of the registration statement converting the Fund to an open-end investment company.


    In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return their proportionate share of the value of the fund's net assets (less any redemption fee charged by the fund). Many mutual funds (including the Fund, if the proposed conversion is effected) also continuously issue new shares of stock to investors based on the fund's net asset value at the time of such issuance.

    Some of the legal and practical differences between operations of the Fund as a closed-end and an open-end investment company are as follows:

        (a) Acquisition and Disposition of Shares. If the Fund were to be converted into a mutual fund, investors wishing to acquire shares of the Fund's common stock would be able to purchase them from the Fund's principal underwriter at their public offering price. Shareholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Fund at the next determined current net asset value or at such net asset value less such redemption fee as may be determined by the Board of Directors. The Fund's net asset value per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Fund.

        The Board of Directors currently intends to impose a 2% fee during the first six months of operation as an open-end investment company and no such fee thereafter

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


    on redemptions of Fund shares held prior to conversion (including shares thereafter acquired pursuant to the automatic reinvestment of dividends and distributions with respect to thoses shares). Any such redemption fee would be retained by the Fund and would tend to increase the Fund's net asset value. The Board of Directors believes that the redemption fee would reduce the impact of initial redemptions upon the facilities of the Fund and its transfer agent and offset the costs associated with such redemptions on the remaining shareholders of the Fund. The Manager is unable to provide an estimate of the direct and indirect costs attributable to liquidation of portfolio investments and the related restructuring of the portfolio. Upon conversion of the Fund to an open-end investment company, the Fund's shares would no longer be listed on the New York or Pacific Stock Exchanges and shareholders will be able to redeem their shares at net asset value (less any applicable redemption fee or contingent deferred sales charge to which Class B and Class C shares will be subject. See Proposal No. 6 below.

        (b) Voting Rights. The voting rights of holders of shares of the Fund will not change if the Fund converts to open-end status, except that the Board of Directors will have the authority to amend the Fund's Articles of Incorporation to authorize the issuance of additional shares of the Fund's common stock without submitting such amendment to another shareholder vote. As discussed in Proposal No. 6 below, the Board of Directors may authorize the issuance of three classes of shares, each representing an identical legal interest in the Fund's portfolio and having the same rights, but bearing different expenses specifically related to the distribution of shares of each class.

        By virtue of the provisions of Maryland corporate law applicable to investment companies, opportunities to vote may become less frequent if the Fund converts to open-end status, since the Fund will not hold shareholder meetings unless required to do so by the 1940 Act. Maryland corporate law provides that, if the Articles of Incorporation or By-laws of either an open-end or closed-end fund registered under the 1940 Act so provides, then the fund is not required to hold an annual shareholder meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The current Articles of Incorporation and By-laws of the Fund do not so provide. However, the Board of Directors has adopted amended and restated By-laws to go into effect if Proposal No. 1 is approved, which provide that the Fund will not be required to hold an annual meeting in any year in which it is not required to do so under the 1940 Act. The Fund does not intend to hold annual meetings in any year in which it is not so required.

        By not having to hold annual shareholder meetings, the Fund would save the costs of preparing proxy materials and soliciting shareholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and shareholders as of the record date, such costs would aggregate approximately $125,000 per year. Under the 1940 Act, the Fund would be required to hold a shareholder meeting if the number of Directors elected by the shareholders were less than a majority of the total number of Directors, or if a change were sought in the fundamental investment policies of the Fund or in the Fund's status (such as, for example, a change from open-end to closed-end status). Maryland law requires the Directors to call a special meeting of shareholders when requested in writing to do so by the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the special meeting; provided, however, that, unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at the special meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding twelve months. In addition, in the event of open-ending, the Fund will be required to amend its By-laws to provide that the holders of 10% of its outstanding shares may call a meeting of shareholders to vote on a proposal to remove a Director and may obtain a list of shareholders and their addresses from the Fund. Such a removal can be effected upon the action of a majority of the outstanding shares of the Fund.


        (c) Determination of Net Asset Value. Securities and Exchange Commission
    (SEC) regulations under the 1940 Act generally require mutual funds to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by shareholders or purchased by investors. Net asset values of most mutual funds are published daily by leading financial publications.


        (d) Expenses; Potential Net Redemptions. The Fund's expenses are expected to increase upon open-ending as a result of the cost of additional services available to shareholders of a mutual fund. Open-ending could also result in substantial and immediate redemptions of Fund shares which would mean a reduction in the size of the Fund, which could be offset by new sales of the Fund's shares and reinvestment of dividends and capital gains distributions in shares of the Fund. An asset base of decreased size could produce less income than is currently being produced. Accordingly, the Fund's ratio of operating costs to average net assets could increase substantially. For the fiscal year ended December 31, 1994, the Fund's expenses aggregated 1.11% of average net assets. In addition, the Fund might be required to sell portfolio securities in order to meet redemptions, thereby resulting in realization of gains (or losses). As of December 31, 1994 the Fund had $5,736,141 of net unrealized depreciation for federal income tax purposes. For federal income tax purposes, the Fund had a capital loss carryforward of $19,895,830 as of December 31, 1994.

        As a closed-end fund listed on the New York and Pacific Stock Exchanges, the Fund is currently not subject to state securities law expense limitations. However, as a result of open-ending and making a continuous offering of its shares, the Fund will be required to register its shares with state securities commissions and become subject to certain limitations on expenses imposed by state securities laws. Currently, the Fund believes that the most restrictive state expense limitation is 2-1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1-1/2% of such assets in excess of $100 million. If the Fund's expenses (excluding interest, brokerage commissions, distribution expenses, litigation expenses and certain other items) were to exceed such limit in any fiscal year, the compensation due to the Manager would be reduced by the amount of such excess.

        The Manager is currently not required to reimburse the Fund for any part of its management fees.

        Significant net redemptions could also render the Fund an uneconomical venture by virtue of diminished size. In the event the Fund were to become too small to be considered economically viable, the Board of Directors might consider alternatives to continuing the Fund's operations, ranging from merger of the Fund with another investment company to liquidation of the Fund.

        (e) Elimination of Discount. The fact that shareholders who wish to realize the value of their shares will be able to do so only by redemption will eliminate any market discount from net asset value (less the temporary redemption fee). It will also eliminate any possibility that the Fund's shares will trade at a premium over net asset value. If this Proposal is approved by the shareholders the discount may be reduced prior to the date of any conversion to open-end status to the extent investors are induced to purchase shares in the open market in anticipation of a prospective open-ending.


        (f) Dividend Reinvestment Plan. The Fund intends to continue to provide the opportunity for shareholders to elect to receive dividends and capital gains distributions in cash or, at no charge to shareholders, in shares of the Fund. Effective upon conversion to an open-end investment company, such reinvestments in shares would be made at net asset value, rather than at the greater of net asset value or 95% of market value as presently provided by the Fund's current dividend reinvestment plan.

        (g) Portfolio Management. Unlike mutual funds, closed-end investment companies are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet net redemptions. Most open-end funds maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemptions, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities. The Fund's portfolio will be restructured and the Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents. In connection with this restructuring, there may be an increase in transaction costs and portfolio turnover. The Manager does not expect significant changes in the Fund's investment policies or procedures as a result of open-ending.


        (h) Illiquid Securities. An open-end investment company is subject to federal and state regulatory requirements that no more than 15% of its net assets may be invested in securities that are not readily marketable. The Fund is currently subject to an investment restriction that it may not invest in securities the disposition of which is restricted by applicable securities laws. If the Fund is converted to a mutual fund, that investment restriction will be eliminated and it will be restricted from investing more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal and contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and privately placed commercial paper that have a readily available market will not be considered illiquid for purposes of this limitation. The Fund intends to comply with any applicable state Blue Sky laws restricting the Fund's investments in illiquid securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.


        (i) Blue Sky Restrictions. In order to register shares of its common stock and continuously offer such shares to the public under state securities (Blue Sky) laws as an open-end investment company, the Fund would have to agree to conform to certain restrictions imposed by laws and regulations of various states covering mutual fund investments. While the Fund is not currently subject to these restrictions, the Board of Directors does not believe that the adoption of the restrictions would require any amendment of the fundamental investment policies of the Fund, would materially change the current investment practices of the Fund or would hamper the Fund's ability to react to changing market conditions.


        (j) Senior Securities and Borrowings. The 1940 Act prohibits mutual funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures. notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue "senior securities" representing indebtedness to any lender if the 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. This ability to issue senior securities may give closed-end investment companies more flexibility than mutual funds in "leveraging" of their shareholders' investments. To date, although it has the authority to do so, the Fund has neither engaged in borrowing nor issued any senior securities. The investment adviser does not believe that the greater limitations on mutual funds in this respect will have a significant affect upon the Fund's operations.

        The Board of Directors has approved an amendment to the Fund's investment restrictions which would increase the Fund's borrowing capabilities for temporary, extraordinary or emergency purposes from up to 10% to up to 20% of the value of its total assets and to permit the Fund to borrow to take advantage of investment opportunities. See Proposal No. 2a below.


        (k) Shareholder Services. If Proposal No. 1 is approved and the Fund becomes a mutual fund, the Board of Directors intends to consider the provision of various services that are often available to shareholders in an open-end investment company. These could include participation in an Exchange Privilege which allows shareholders of the Fund to exchange their shares for shares of certain other Prudential Mutual Funds, the use of the Fund for retirement plans, and permitting shareholders to effect various transactions by telephone. The Board of Directors has not yet determined which, if any, of such services will be available to shareholders of the Fund. The cost of such services would normally be borne by the Fund rather than by individual shareholders.


        (l) Distribution Plans. An open-end investment company, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting plans of distribution pursuant to Rule 12b-1 under the 1940 Act. If the Fund is converted to a mutual fund and if Proposal No. 5 is approved by shareholders, the Fund will adopt a Plan of Distribution under Rule 12b-1 in order to compensate the Fund's Distributor for services provided and activities undertaken to distribute the shares of the Fund. See Proposal No. 5 below. If shareholders also approve Proposal No. 6, the Fund's currently outstanding shares will be reclassified as Class A shares and the plan of distribution which is the subject of Proposal No. 5 will apply to that class. In addition, if shareholders approve Proposal No. 6, the Fund will adopt plans of distribution for the Fund's proposed Class B and Class C shares which will be approved by the initial sole shareholders of those classes. See Proposal No. 6 below.

        (m) Minimum Investment and Involuntary Redemptions. If the Fund is converted to an open-end fund, it will adopt requirements that an initial investment in Fund shares and any subsequent investment must be in a specified minimum amount, in order to reduce the administrative burdens incurred in monitoring numerous small accounts. The Fund expects that the minimum initial investment requirement will be $1,000 for Class A and B shares and $5,000 for Class C shares. The Fund reserves the right to redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. The Fund may reserve the right to waive the minimum for, among others, certain retirement and employee savings plans or custodial accounts for the benefit of minors. Any such minimum investment requirement will not apply to existing shareholders at the time of conversion, except with respect to minimums for subsequent investments. See Proposal No. 6 below.

        (n) Qualification as a Regulated Investment Company. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), after conversion to open-end status, so that it will continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders. To qualify for this treatment the Fund must currently meet several requirements, one of which is that less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities, options or futures contracts held for less than three months. The Manager anticipates that the Fund will continue to be able to meet this requirement after the conversion. No assurance exists, however, that this requirement will be met under all possible circumstances, particularly if the Fund is required to sell recently acquired portfolio securities because of unexpectedly large net redemptions or large influxes of cash followed within a short time by significant redemptions of Fund shares.


Conversion to an Open-End Company

    If the proposed conversion to open-end status is approved, the Board will take such other actions as are necessary to effect the conversion. The conversion of the Fund to an open-end investment company will be accomplished by: (i) the filing of Amended and Restated Articles of Incorporation of the Fund with the Maryland State Department of Assessments and Taxation and (ii) changing the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company. In addition, since shares of an open-end investment company are offered to the public on a continuous basis, on September 13, 1995, the Board approved a contract with Prudential Securities for the distribution of the Fund's shares to become effective upon the Fund's conversion to an open-end investment company. The Amended and Restated Articles of Incorporation will not be filed until shortly before a registration statement under the Securities Act of 1933, as amended, covering the offering of the shares of the Fund and appropriate state securities law qualifications and registrations are anticipated to become effective, which is expected to occur within two to four months after filing of the registration statement.

    Although management will use all practicable measures to keep costs at a minimum, certain costs will be incurred, many of which will be nonrecurring, in connection with the change from a closed-end to an open-end investment company, including costs associated with the seeking of necessary government clearances, the preparation of a registration statement and prospectuses as required by federal securities laws (including printing and mailing costs) and the payment of necessary filing fees under the securities laws of various states. The Fund estimates that these additional costs, which will be paid by the Fund, will range from approximately $250,000 to $300,000, or between $.0055 and $.0066 per share based on the current number of shares outstanding. The Board anticipates that substantially all of these costs will be incurred by the Fund prior to the effective date of the conversion.


    Neither the Fund nor its shareholders will realize any gain or loss for tax purposes as a result of the Fund's conversion. However, the shareholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater or less than the respective adjusted tax bases of their shares. Payment for any such redemption will be made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures specified in the prospectus). Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist. The Board of Directors also reserves the right to redeem Fund shares in kind if, in the opinion of the Manager, such a redemption would be advisable. If redemptions are made in kind, a shareholder would incur transaction costs in disposing of any securities received. In anticipation that the Board of Directors may deem it appropriate to make redemptions in kind, the Fund will elect to be governed by Rule 18f-1 under the 1940 Act, under which it will be obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. The Board has no current intent to redeem Fund shares in kind.

Amendment of the Fund's Articles of Incorporation

    If the proposed conversion is approved, the conversion of the Fund to an open-end investment company will be accomplished by amending and restating the Fund's Articles of Incorporation to, among other matters, authorize the issuance of redeemable securities, provide that the Fund's outstanding common stock will be redeemable at the option of the shareholders, change the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company and, as described in connection with Proposal No. 6 below, pemmit the Fund to issue multiple classes of shares in connection with the Altemative Purchase Plan. In connection with the amendment and restatement of the Articles of Incorporation, the Board of Directors will also make necessary conforming changes to the By-Laws of the Fund. If this Proposal No. 1 is approved but Proposal No. 6 is not, the Amended and Restated Articles set forth at Exhibit A would be revised to eliminate the provisions required to implement the Altemative Purchase Plan.

    The proposed Amended and Restated Articles of Incorporation reflect both the changes necessary for the Fund to operate as an open-end investment company as noted above and modifications that will conform the structure of the Fund's
Articles to the articles of incorporation of the Prudential Mutual Funds incorporated in the State of Maryland that have adopted the so-called Alternative Purchase Plan. In addition to the substantive changes enumerated in the preceding paragraph, the proposed Amended and Restated Articles of Incorporation no longer contain provisions requiring supermajority shareholder approvval of certain fundamental actions and providing that Fund directors may only be removed by shareholders for cause and with the affirmative vote of 80% of the Fund's shares. While these provisions, which generally serve to discourage a change in the control or structure of a company that is not supported by its board of directors, are often part of the governing documents of closed-end investment companies whose shares are traded on the open market, these provisions are less necessary for an open-end investment company. Accordingly, the Amended and Restated Articles of Incorporation propose to delete those provisions previously requiring shareholder approval of certain fundamental actions by the affirmative vote of at least two-thirds of the Fund's outanding shares, unless a majority of the Board of Directors approved the action, and provide, instead, that the vote of a majority of the outstanding shares shall be sufficient to approve any matter. In addition, the Amended and Restated Articles of Incorporation propose to delete the provision specifying that a director can only be removed for cause and by a 80% vote of approval by the shareholders. In the absence of such a provision, the removal of directors by shareholders is governed by the provisions of the Maryland Code, which provide that a director may be removed for any reason with the affirmative vote of the majority of the outstanding shares.

    The Fund's By-laws currently provide for indemnification of the Fund's officers and Directors. Pursuant to this provision, the Fund may indemnify its Directors or officers for expenses incurred in defending certain actions, suits or proceedings , except that the Fund shall not indemnify any such person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or under any contract or agreement with the Fund. The Fund's indemnification provisions are subject, however, to the limitations imposed by the 1940 Act. Although the Fund's Articles of Incorporation currently limits the liability of officers and Directors to the fullest extent permitted by law, if Proposal No.1 is approved by shareholders, the Fund's Articles of Incorporation and By-laws will be amended to conform the indemnification provisions to the provisions in the Articles of Incorporation and By-laws of the Prudential Mutual Funds incorporated in the State of Maryland.

    If Proposal No 1 is approved by shareholders, the proposed Amended and Restated Articles of Incorporation, a copy of which is attached to this Proxy Statement as Exhibit A, are expected to be filed with the State of Maryland to become effective simultaneously with the conversion. Such filing will not be made, however, until shortly before a registration statement under the Securities Act of 1933 covering the offering of the shares of the Fund and the Fund's state securities registrations are anticipated to become effective.

Vote Required

    Under the Fund's Articles of Incorporation, amendments to the Fund's Articles of Incorporation must be approved by the holders of a majority of the Fund's outstanding shares. However, the Fund's Articles of Incorporation specifically provide that the conversion of the Fund from a closed-end investment company to an open-end investment company requires the approval of 66-2/3% or more of the outstanding shares of the Fund's common stock. Accordingly, adoption of Proposal No. 1 will require the vote of 66-2/3% or more of the outstanding shares of the Fund's common stock. If the proposal to open-end the Fund and to amend the Articles of Incorporation is not approved by the shareholders, or if it is approved but not implemented by the Board, the Fund will continue to operate as a closed-end fund, the current provisions of the Fund's Articles of Incorporation will remain in effect, and the Board will consider what further actions, if any, are desirable to reduce the discount at which the Fund's shares have traded.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.


    APPROVAL OF CHANGES TO INVESTMENT RESTRICTIONS AND POLICIES OF THE FUND
                                (Proposal No. 2)

    On September 13 and October 9, 1995, at the request of the Manager and Subadviser, the Board of Directors, including a majority of the Independent Directors, approved changes to the Fund's investment restrictions as set forth below and recom-mends them to shareholders. The Directors believe that the proposed changes would enhance the investment flexibility of the investment adviser without materially affecting the Fund's current investment practices.

    As proposed to be amended, the Fund's investment restrictions would provide as follows (Material to be deleted is in brackets; material to be added is underlined):


    The Fund may not:

        (1) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make deposits on margin in connection with futures contracts and options.

        (2) Make short sales of, or maintain a short position in, securities.


        (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow [on an unsecured basis] from banks [(a)] up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, [or] for the clearance of transactions, or for investment purposes. [in amounts not exceeding 10% of its total assets (not including the amount borrowed) and, in addition, (b) as described under "Use of Proceeds."] The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options [on futures contracts] thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements [collateral arrangements with respect to initial and variation margin] are not [considered by the Fund] deemed to be a pledge of assets or the issuance of a senior security.


        (4) Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may purchase and sell futures, options on futures contracts and securities secured by real estate or interests therein. Transactions in foreign currencies and forward contracts and options on foreign currencies are not considered by the Fund to be transactions in commodities or commodity contracts.


        (5) Make loans [(except for purchases of publicly traded debt securities consistent with the Fund's investment policies and repurchase agreements with a maturity not exceeding seven days)] except through (i) repurchase agreements, and (ii), the purchase of debt obligations and bank deposits.


        (6) Make investments for the purpose of exercising control or management over the issuers of any investments.

        (7) Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio) [or invest in securities the disposition of which is restricted by applicable securities laws].

        (8) Invest 25% or more of its assets in any one industry. For this purpose "industry" does not include the U.S. Government, but does include foreign government issuers.

    The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. Fund policies which are not fundamental may be modified by the Board of Directors if, in the reasonable exercise of its business judgment, modification is determined to be necessary or appropriate to carry out the Fund's objectives.


a. Increase in Borrowing Capabilities

    The purpose of the change to Investment Restriction No. 3 is to increase the Fund's borrowing capability from 10% to 20% of the value of its total assets to permit the Fund to borrow to take advantage of investment opportunities and to clarify that the specified transactions are not deemed to be the pledge of assets or the issuance of senior securities. If Proposal No. 1 is approved by shareholders, the Fund would also be permitted to borrow money to meet redemptions.

    Borrowing to invest in securities, as proposed, would involve additional risk to the Fund, since interest expenses may be greater than the income from or appreciation of the securities financed and the value of securities financed may decline below the amount borrowed. If the Fund were to borrow to invest in securities, even for only temporary purposes, any investment gains made on the securities in excess of interest paid on the borrowing would cause the net asset value of the Fund to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased failed to cover their cost (including any interest accrued on the money borrowed) to the Fund, the net asset value would decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

b. Restricted Securities

    The purpose of the change to Investment Restriction No. 7 is to eliminate the portion of the Fund's fundamental investment restriction regarding the purchase of restricted securities (a portion of Investment Restriction (7) above). The Board of Directors is proposing that this fundamental investment restriction be replaced with a non-fundamental investment policy that could be changed by the vote of the Board of Directors in response to regulatory or market developments without further approval by shareholders. This would expand the Fund's ability to invest in securities which have legal or contractual restrictions on resale but have a readily available institutional market, such as commercial paper, foreign securities and certain corporate bonds and notes. This nonfundamental policy would provide as follows:

        The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Fund intends to comply with any applicable state blue sky laws restricting the Fund's investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


    An open-end investment company may not hold a significant amount of restricted securities or illiquid securities because such securities may present problems of accurate valuation and because it is possible that the investment company would have difficulty satisfying redemptions within seven days. The proposed investment policy is not expected by the Manager or the Board of Directors to affect the Fund's liquidity, for it only excludes from "illiquid securities" those securities for which there is a readily available market. The change is not expected to appreciably affect the Fund's ability to accurately value its assets.


    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.


    Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within [seven] days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. In the opinion of the Manager, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions is therefore not necessarily indicative of the liquidity of such investments.


    In addition, the SEC adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. The market for certain restricted securities has expanded further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.(NASD). In order to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets, the Manager recommends that the Fund eliminate its fundamental policy so that restricted securities that are nonetheless liquid may be purchased without regard to the limitation. The Fund would modify its non-fundamental policies to comply with future regulatory and market developments without the need for calling a special meeting of shareholders.

    If this proposal is approved by shareholders, the Manager will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. By making the Fund's policy on illiquid securities nonfundamental, the Fund will be able to respond more quickly to such future regulatory and market developments because a shareholder vote will not be required to define what types of securities should be deemed illiquid.


c. Loans

    The purpose of the change to Investment Restriction No. 5 is to clarify that the Fund is authorized to make loans (i) through repurchase agreements with maturities greater than seven days and (ii) through the purchase of debt obligations (including private placements of debt securities) and bank deposits. Bank deposits, which the Fund is currently permitted to purchase, are not loans and therefore are not intended to be prohibited by the Fund's current restriction against the making of loans. In addition, because the Fund's current restriction against the making of loans excepts only publicly traded debt obligations and repurchase agreements not exceeding seven days, the Subadviser recommends that Investment Restriction No. 5 be modified to except all debt obligations consistent with the Fund's investment policies and all repurchase agreements regardless of maturity. The Subadviser is recommending these changes in light of the existence of the broader institutional trading market for privately placed securities, such as 144A securities and commercial paper issued in reliance on Section 4(2) of the 1933 Act, and the widely accepted use by mutual funds of repurchase agreements exceeding seven days. As a matter of nonfundamental policy which may be changed by the Board at a later date, the term of any repurchase agreement will not exceed one year. In any event, in accordance with the Fund's liquidity standards, repurchase agreements with maturities exceeding seven days and 144A securities and Section 4(2) commercial paper which do not meet the standards set forth in the Fund's liquidity procedures, will be considered illiquid and subject to the Fund's 15% limit on illiquid securities.


Vote Required

    Each of the proposed changes described above will require the approval of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Under the 1940 Act, a majority of the outstanding voting securities of the Fund is defined as the lesser of (i) 67% of the Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                   APPROVAL OF A NEW MANAGEMENT AGREEMENT AND

                           A NEW SUBADVISORY AGREEMENT

                                (Proposal No. 3)

    On September 13, 1995, a majority of the Board of Directors, including a majority of the Independent Directors, approved a new management agreement between the Fund and PMF (the New Management Agreement). The terms of the New Management Agreement are similar to the terms of the management agreement currently in effect between the Fund and PMF dated April 28, 1988 (the Current Management Agreement), except as discussed below. If Proposal No. 1 is approved by shareholders of the Fund, the Current Management Agreement will be terminated and the New Management Agreement will become effective upon effectiveness of the conversion. The form of New Management Agreement (with deletions from the Current Management Agreement shown in brackets and additions to that contract shown by underscoring) appears as Exhibit C to this Proxy Statement.

The Manager

    PMF, One Seaport Plaza, New York, New York 10292, serves as the Fund's Manager under the Current Management Agreement. The Current Management Agreement was last approved by the Directors of the Fund, including a majority of the Independent Directors, on May 3, 1995 and was approved by shareholders on April 28, 1988. For the fiscal year ended December 31, 1994, PMF received a management fee of $2,490,259.


Terms of the Current Management Agreement

    Pursuant to the Current Management Agreement, PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof. In this regard, PMF provides supervision of the Fund's investments, furnishes a continuous investment program for the Fund's portfolio and places purchase and sale orders for portfolio securities of the Fund and other investments. The Prudential Investment Corporation (PIC or the Subadviser), a wholly-owned subsidiary of Prudential, provides such services pursuant to a subadvisory agreement dated April 25, 1988 with PMF (the Current Subadvisory Agreement). PMF also administers the Fund's corporate affairs, subject to the supervision of the Fund's Board of Directors and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's Transfer and Dividend Disbursing Agent and Custodian.

    PMF has authorized any of its Directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by PMF under the Current Management Agreement may be furnished by any such Directors, officers or employees of PMF. In connection with the administration of the corporate affairs of the Fund, PMF bears the following expenses:

        (a) the salaries and expenses of all PMF's personnel;

        (b) all expenses incurred by PMF in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and


        (c) the costs and expenses payable to the Subadvisor pursuant to the Subadvisory Agreement.


    Under the Current Management Agreement, the Fund pays PMF for the services performed and the facilities furnished by it a fee at an annual rate of 0.75 of 1% of the Fund's average weekly net assets up to US $1 billion and 0.70% of average weekly net assets in excess of US $1 billion. This fee is computed weekly and paid monthly.


    The Current Management Agreement provides that PMF will not be liable to the Fund for any error of judgment by PMF or for any loss suffered by the Fund in connection with the matters to which the Current Management Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Agreement. Except as indicated above, the Fund is responsible under the Current Management Agreement for the payment of its expenses, including (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets, (b) the fees and expenses incurred by the Fund in connection with the administration of its corporate affairs, (c) the fees and expenses incurred in connection with the organization of the Fund, (d) the fees and expenses of Directors who are not affiliated with PMF or the Manager, (e) the fees and certain expenses of the Fund's Custodian, (f) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account, (g) the charges and expenses of the Fund's legal counsel and independent accountants, (h) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (i) all taxes and corporate fees payable by the Fund to governmental agencies, (j) the fees of any trade association of which the Fund may be a member, (k) the cost of stock certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund, (l) the cost of fidelity and liability insurance, (m) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying its shares under state securities laws, including the preparation and printing of the Fund registration statement and prospectus for such purposes, (n) allocable communications expenses with respect to investor services and all expenses of stockholders' and Board of Directors' meetings and of preparing, printing and mailing prospectuses and reports to stockholders, and
(o) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.


    The Current Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated by the Fund at any time, without the payment of any penalties, by the Board of Directors, by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act) or by the Manager at any time, without the payment of any penalty, upon not more than sixty days' nor less than thirty days' written notice to the other party. Under the 1940 Act, a majority of the outstanding voting securities of the Fund is defined as the lesser of (i) 67% of the Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares.


The New Management Agreement and the Recommendation of the Board of Directors


    The New Management Agreement will modify the terms of the Current Management Agreement to reflect the Fund's operation as an open-end investment company. In addition, since the Fund will calculate its net asset value daily rather than weekly, the fee payable under the New Management Agreement will be based on a percentage of the Fund's average daily net assets. The management fee is currently based on a percentage of the Fund's average weekly net assets.

    Specifically, under the New Management Agreement, the advisory fee payable to PMF by the Fund will be at an annual rate of 0.75 of 1% of the Fund's average daily net assets up to US$1 billion and 0.70% of average daily net assets in excess of US$1 billion. The advisory fee rate under the New Management Agreement is the same as the fee rate under the Current Management Agreement.


    If Proposal No. 1 is not approved, the Current Management Agreement will remain in effect in accordance with its terms.

Information about PMF


    PMF, a wholly-owned subsidiary of Prudential, was organized in May 1987 under the laws of the State of Delaware. Set forth below is information about the other global and domestic bond funds for which PMF is the manager and which seek total return and/or current income.


                                              Approximate Net
                                               Assets as of
                                            September 30, 1995
Open-End Management Investment Companies          (000)             Management Fee (annual rate)
----------------------------------------    ------------------      ----------------------------
The BlackRock Government Income Trust             $  46,768         0.50 of 1%

Prudential Adjustable Rate Securities Fund, Inc.     29,775         0.50 of 1%

Prudential Diversified Bond Fund, Inc.               73,243         0.50 of 1%

Prudential Government Income
  Fund, Inc.                                      1,528,904         0.50 of 1% up to $3 billion
                                                                    0.35 of 1% in excess of $3 billion

Prudential Government Securities Trust
  Short-Intermediate Term Series                    197,134         0.40 of 1%

Prudential High Yield Fund, Inc.                  3,882,997         0.50 of 1% up to $250 million
                                                                    0.475 of 1% of the next $500 million
                                                                    0.45 of 1% of the next $750 million
                                                                    0.425 of 1% of the next $500 million
                                                                    0.40 of 1% of the next $500 million
                                                                    0.375 of 1% of the next $500 million
                                                                    0.35 of 1% in excess of $3 billion



                                              Approximate Net
                                               Assets as of
                                            September 30, 1995
Open-End Management Investment Companies          (000)             Management Fee (annual rate)
----------------------------------------    ------------------      ----------------------------

Prudential Intermediate Global Income
  Fund, Inc.                                      $ 210,332         0.75 of 1%

Prudential Mortgage Income Fund, Inc.               230,070         0.50 of 1%

Prudential Short-Term Global
  Income Fund, Inc. (two series)                    157,190         0.55 of 1%

Prudential Structured Maturity Fund, Inc.
  (Income Portfolio)                                210,682         0.40 of 1%

The Target Portfolio Trust:
  International Bond Portfolio                       33,113         0.50 of 1%

Prudential U.S. Government Fund                     126,684         0.50 of 1%


                                              Approximate Net
                                               Assets as of
                                            September 30, 1995
Closed-End Management Investment Companies        (000)             Management Fee (annual rate)
------------------------------------------    ------------------      ----------------------------

The Global Total Return Fund, Inc.                $ 561,816         0.75 of 1% up to $500 million
                                                                    0.70 of 1% of the next $500 million
                                                                    0.65 of 1% in excess of $1 billion

The High Yield Income Fund, Inc.                     78,115         0.70 of 1%

    Certain information regarding the Directors and principal executive officers of PMF is set forth below. The address of each person is One Seaport Plaza, New York, NY, 10292.

Name and Address    Position with PMF         Principal Occupation
----------------    -----------------         --------------------

Brendan D. Boyle    Executive Vice President, Executive Vice President, Director
                    Director of Marketing       of Marketing and Director,  PMF;
                    and Director                Senior      Vice      President,
                                                Prudential            Securities
                                                Incorporated         (Prudential
                                                Securities);     Chairman    and
                                                Director, Prudential Mutual Fund
                                                Distributors, Inc. (PMFD)

Frank W. Giordano   Executive Vice            Executive Vice President,  General
                    President,General           Counsel, Secretary and Director,
                    Counsel, Secretary,         PMF  and   PMFD;   Senior   Vice
                    and Director                President,            Prudential
                                                Securities; Director, Prudential
                                                Mutual   Fund   Services,   Inc.
                                                (PMFS)

Robert F. Gunia     Executive Vice            Executive  Vice  President,  Chief
                    President, Chief            Financial   and   Administrative
                    Financial and               Officer, Treasurer and Director,
                    Administrative Officer,     PMF;   Senior  Vice   President,
                    Treasurer and Director      Prudential Securities; Executive
                                                Vice President,  Chief Financial
                                                Officer, Treasurer and Director,
                                                PMFD; Director, PMFS

Theresa A. Hamacher Director                  Director,  PMF;   Vice  President,
                                                Prudential;  Vice President, PIC

Name and Address    Position with PMF         Principal Occupation
----------------    -----------------         --------------------

Timothy J. O'Brien  Director                  President,     Chief     Executive
                                                Officer, Chief Operating Officer
                                                and   Director,    PMFD;   Chief
                                                Executive  Officer and Director,
                                                PMFS; Director, PMF


Richard A. Redeker  President, Chief          President, Chief Executive Officer
                    Executive Officer           and  Director,   PMF;  Executive
                    and Director                Vice  President,   Director  and
                                                Member    of    the    Operating
                                                Committee,            Prudential
                                                Securities; Director, Prudential
                                                Securities  Group,  Inc.  (PSG);
                                                Executive Vice  President,  PIC;
                                                Director, PMFD; Director, PMFS

The Subadviser

    Investment advisory services are provided to the Fund by PMF through its affiliate, PIC, under the Current Subadvisory Agreement. The Current Subadvisory Agreement was approved by shareholders on April 28, 1988 and was last approved by the Directors of the Fund, including a majority of the Independent Directors, on May 3, 1995.

    On September 13, 1995 the Board of Directors, including a majority of the Independent Directors, approved a new subadvisory agreement between the Fund and PIC (the New Subadvisory Agreement). The terms of the New Subadvisory Agreement are identical to the terms of the Current Subadvisory Agreement, except that any reference to the Fund as a closed-end investment company has been changed to refer to the Fund as an open-end investment company. If Proposal No. 1 is approved by shareholders of the Fund, the Current Subadvisory Agreement will be terminated and the New Subadvisory Agreement will become effective on the date that the conversion becomes effective. The form of the New Subadvisory Agreement appears as Exhibit C to this Proxy Statement.


Terms of the Current Subadvisory Agreement

    Pursuant to the Current Subadvisory Agreement, PIC, subject to the supervision of PMF and the Board of Directors and in conformity with the stated policies of the Fund, manages the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof. PIC is reimbursed by PMF for reasonable costs and expenses incurred by it in furnishing such services. The fees paid by the Fund to PMF under the Current Management Agreement with PMF are not affected by this arrangement. PIC is reimbursed by PMF for reasonable costs and expenses incurred by it in furnishing such services. The fees paid by the Fund to PMF under the Current Management Agreement with PMF are not affected by this arrangement. PIC keeps certain books and records required to be maintained pursuant to the 1940 Act. The investment advisory services of PIC to the Fund are not exclusive under the terms of the Current Subadvisory Agreement and PIC is free to, and does, render investment advisory services to others.


    PIC has authorized any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by PIC under the Current Subadvisory Agreement may be furnished by any such directors, officers or employees of PIC. The Current Subadvisory Agreement provides that PIC shall not be liable for any error of judgment or for any loss suffered by the Fund or PMF in connection with the matters to which the Current Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on PIC's part in the performance of its duties or from its reckless disregard of its obligations and duties under the Current Subadvisory Agreement. The Current Subadvisory Agreement provides that it shall terminate automatically if assigned or upon termination of the Current
Management Agreement and that it may be terminated by the Fund at any time without the payment of any penalty by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and set forth above of the Fund or by PMF or PIC upon not more that sixty days' nor less than thirty days' written notice.


The New Subadvisory Agreement and the Recommendation of the Board of Directors


    As noted above, the terms of the New Subadvisory Agreement are identical to the terms of the Current Subadvisory Agreement, except that any reference to the Fund as a closed-end investment company has been changed to refer to the Fund as an open-end investment company. If Proposal No. 1 is not approved, the Current Subadvisory Agreement will remain in effect in accordance with its terms.

Information about PIC

    PIC was organized in June 1984 under the laws of the State of New Jersey. Certain information regarding the Directors and executive officers of PIC is set forth below. Except as otherwise indicated the address of each person is Prudential Plaza, Newark, NJ 07102.


Name and Address         Positon with PIC       Principal Occupations
----------------         ----------------       ---------------------


William M. Bethke        Senior Vice President   Senior     Vice      President,
  Two Gateway Center                               Prudential;    Senior    Vice
  Newark, NJ 07102                                 President, PIC


John D. Brookmeyer, Jr.  Senior Vice President   Senior     Vice      President,
  51 JFK Parkway,        and Director              Prudential;    Senior    Vice
  Short Hills, NJ 07078                            President and Director, PIC


Barry M. Gillman         Director                Director, PIC

Theresa A. Hamacher      Vice President          Vice   President,   Prudential;
                                                   Vice     President,      PIC;
                                                   Director, PMF

Harry E. Knapp, Jr.      President, Chairman    President,   Chairman   of  the
                         of the Board, Director    Board,   Director  and  Chief
                         and Chief Executive       Executive Officer,  PIC; Vice
                         Officer                   President, Prudential


William P. Link          Senior Vice President   Executive    Vice    President,
  Four Gateway Center                              Prudential;    Senior    Vice
  Newark, NJ 07102                                 President,  PIC

Name and Address          Positon with PIC       Principal Occupations
----------------          ----------------       ---------------------


Richard A. Redeker        Executive Vice         President,    Chief   Executive
  One Seaport Plaza       President                Officer  and  Director,  PMF;
  New York, NY 10292                               Executive   Vice   President,
                                                   Director  and  Member  of the
                                                   Operating          Committee,
                                                   Prudential        Securities;
                                                   Director,          Prudential
                                                   Securities Group, Inc. (PSG);
                                                   Executive   Vice   President,
                                                   PIC;     Director,      PMFD;
                                                   Director, PMFS

Eric A. Simonson          Vice President         Vice  President  and  Director,
                          and Director             PIC;      Executive      Vice
                                                   President, Prudential

Claude J. Zinngrabe, Jr.  Executive Vice        Vice   President,   Prudential;
                          President                Executive Vice President, PIC




    The following are the Directors and officers of the Fund who are also affiliated with the Manager and the Subadviser, and the nature of their affiliations:


Name                                Position with the Trust   Position with the Manager and Subadvisor
----                                -----------------------   ----------------------------------------

Richard A. Redeker                  President and Director    President, Chief Executive Officer and Director, PMF;
                                                                Executive Vice President, PIC

Robert F. Gunia                     Vice President            Executive Vice President, Chief Financial and Admin-
                                                                istrative Officer, Treasurer and Director, PMF

S. Jane Rose                        Secretary                 Senior Vice President, Senior Counsel and Assistant
                                                                Secretary, PMF

Susan C. Cote                       Treasurer                 Chief Operating Officer and Managing Director, Pru-
                                                                dential Investment Advisors

Stephen M. Ungerman                 Assistant Treasurer       First Vice President, PMF

Marguerite E. H. Morrison           Assistant Secretary       Vice President and Associate General Counsel, PMF



Brokerage Commissions

    For the fiscal year ended December 31, 1994, the Fund paid no brokerage commissions.

Vote Required

    Adoption of Proposal No. 3 will require the approval of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act as set forth under Proposal No. 2. If the stockholders do not approve the provisions of the New Management Agreement and the New Subadvisory Agreement, the provisions of the Fund's Current Management Agreement and Current Subadvisory Agreement will remain in effect.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.


                              ELECTION OF DIRECTORS

                                (Proposal No. 4)


    As prescribed in the Fund's Articles of Incorporation and By laws, at the Fund's 1988 Annual Meeting of Shareholders, Directors were initially divided into three classes and their initial terms of office were staggered so that one class would be elected each year thereafter for a three-year term. The Board of Directors is currently comprised of 7 members with their terms of office fixed as follows: Class I: Messrs. Beach and Redeker; Class II: Messrs. Jacobs and Mooney; and Class III: Messers. Lennox, McCorkindale and Weil.

    The classified Board was intended, in part, to make it more difficult and time-consuming to change majority control of the Board of Directors without its consent and thus to reduce the Fund's vulnerability to an unsolicited takeover proposal or similar action that does not contemplate an acquisition of all outstanding voting stock of the Fund. However, the conversion of the Fund to an open-end investment company would reduce, if not eliminate, the need for this precautionary measure. Therefore, the Board of Directors has considered and approved the declassification of the Board in the event that the proposed conversion of the Fund to open-end status is approved.

    Accordingly, if Proposal No. 1 to convert the Fund to an open-end investment company is approved, the Board of Directors will be declassified and seven Directors will be elected to hold office until the earlier to occur of (i) the next meeting of shareholders at which Directors are elected and their successors are elected and qualify or (ii) the expiration of their terms in accordance with the Fund's retirement policy. The Fund's retirement policy, which was recently adopted, calls for the retirement of Directors on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phasing provision, Messrs. Beach, Jacobs and Lennox are scheduled to retire on December 31, 1999, 1998 and 1997, respectively. It is the intention of the persons named in the accompanying form of Proxy to vote in favor of the election of Messrs. Beach, Jacobs, Lennox, McCorkindale, Mooney, Redeker and Weil, all of whom are currently members of the Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected.

    Alternatively, if Proposal No. 4 is not approved, the Directors will be elected annually as their terms expire in accordance with the Fund's current By-laws. The ClassI Directors (Messrs. Beach and Redeker) were previously elected by stockholders at the 1995 Annual Meeting.

    All of the Directors have previously been elected by shareholders. Mr. Jacobs has served as a Director since April 20, 1987; Messers. McCorkindale, Mooney, Beach, Lennox and Weil have served as Directors since June 2, 1987; Mr. Redeker has served as a Director since November 9, 1993.

    The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

    If Proposal No. 1 is approved, the Fund does not intend to hold annual meetings of shareholders in the future unless shareholder action is required.


    The following table sets forth certain information concerning each of the Directors of the Fund. Each of the nominees is currently a Director of the Fund.

                         INFORMATION REGARDING DIRECTORS

                                                                    Shares of
                Name, age, business                               Common Stock
            experience during the past                Position      Owned at
           five years and directorships               with Fund   Sept. 29, 1995
           ----------------------------               ---------   --------------
Edward D. Beach (70),  President and Director of BMC   Director        -0-
  Fund, Inc., a closed-end investment company; prior
  thereto,   Vice  Chairman  of  Broyhill  Furniture
  Industries,  Inc.;  Certified  Public  Accountant;
  Secretary   and   Treasurer  of  Broyhill   Family
  Foundation,   Inc.;   President,   Treasurer   and
  Director of First  Financial  Fund,  Inc.  and The
  High Yield Plus Fund, Inc.; President and Director of Global Utility Fund, Inc.; Director/Trustee of
  20 Prudential Mutual Funds.

*Harry A. Jacobs,  Jr. (73),  Senior Director (since   Director        -0-
  January 1986) of Prudential  Securities;  formerly
  Interim  Chairman and Chief  Executive  Officer of
  PMF (June-September 1993); Chairman of the Board of Prudential Securiites (1982-1985) and Chairman of the Board and Chief Executive Officer of Bache
  Group Inc. (1977-1982); Director of the Center for
  National Policy; Director/Trustee of 26 Prudential
  Mutual Funds.



Donald D.  Lennox  (76),  Chairman  (since  February   Director       3,729
  1990)  and   Director   (since   April   1989)  of
  International  Imaging  Materials,  Inc.;  Retired
  Chairman,  Chief Executive Officer and Director of
  Schlegel  Corporation  (industrial  manufacturing)
  (March  1987-February  1989);  Director of Gleason
  Corporation,   and  Personal  Sound  Technologies,
  Inc.;  Director/Trustee  of 10  Prudential  Mutual
  Funds.



Douglas H. McCorkindale (55), Vice Chairman, Gannett   Director        -0-
  Co.,  Inc.  (publishing  and media)  (since  March
  1984);  Director of Gannett  Co.,  Inc.,  Frontier
  Corporation   and  Continental   Airlines,   Inc.;
  Director/Trustee of 7 Prudential Mutual Funds.


Thomas T.  Mooney  (53),  President  of the  Greater   Director       2,433
  Rochester   Metro  Chamber  of  Commerce;   former
  Rochester  City  Manager;  Trustee  of Center  for
  Government Research,  Inc.; Director of Blue Cross
  of  Rochester,   Monroe  County  Water  Authority,
  Rochester Jobs, Inc.,  Executive  Service Corps of
  Rochester,  Monroe County  Industrial  Development
  Corporation,    Northeast    Midwest    Institute;
  Director/Trustee of 15 Prudential Mutual Funds.

                                                                    Shares of
                Name, age, business                               Common Stock
            experience during the past                Position      Owned at
           five years and directorships               with Fund   Sept. 29, 1995
           ----------------------------               ---------   --------------

*Richard A. Redeker (52), President, Chief Executive   Director        -0-
  Officer and Director  (since October  1993),  PMF;
  Executive Vice  President,  Director and Member of
  the  Operating  Committee  (since  October  1993),
  Prudential  Securities;  Director  (since  October
  1993) of Prudential  Securities Group, Inc. (PSG);
  Executive   Vice    President,    The   Prudential
  Investment Corporation; Director (since    January
  1994); Prudential Mutual Fund Distributors,  Inc.;
  Director (since January 1994),  Prudential  Mutual
  Fund Services,  Inc.;  formerly  Senior  Executive
  Vice  President  and Director of Kemper  Financial
  Services,  Inc. (September  1978-September  1993);
  President  and  Director/Trustee  of 36 Prudential
  Mutual Funds.

Louis  A.  Weil,  III  (54),   Publisher  and  Chief   Director        -0-
  Executive Officer, Phoenix Newspaper,  Inc. (since
  August 1991); Director of Central Newspapers, Inc.
  (since September 1991);  prior thereto,  Publisher
  of Time Magazine (May 1989-March  1991);  formerly
  President,  Publisher  & CEO of The  Detroit  News
  (February  1986-August  1989);  formerly member of
  the    Advisory     Board,     Chase     Manhattan
  Bank-Westchester;     Director/Trustee    of    12
  Prudential Mutual Funds.

----------
*Indicates "interested person", as defined in the 1940 Act. Messrs. Jacobs and Redeker are deemed to be "interested persons" by reason of their affiliations with PMF and Prudential Securities.


    The Directors and officers as a group owned beneficially 2,433 shares of the Fund at September 29, 1995 which represented less than 1% of the shares then outstanding.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


    The Fund pays each of its Directors who is not an affiliated person (as defined in the Investment Company Act) of the Manager an annual fee of US$10,000, plus US$1,250 for each Board meeting attended in person. The Fund will reimburse all Directors for their out-of-pocket travel expenses. For the year ended December 31, 1994, directors fees and expenses amounted to $73,000 and $1,000, respectively.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of

Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund. For the year ended December 31,1994, no director elected to participate in a deferred fee agreement with the Fund.

    The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1994 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies registered under the 1940 Act managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the fiscal year ended December 31, 1994.

                               Compensation Table

                                                  Pension or                             Total
                                                  Retirement       Estimated          Compensation
                                                   Benefits          Annual            From Fund
                               Aggregate          Accrued As        Benefits            and Fund
                              Compensation       Part of Fund         Upon            Complex Paid
Name and Position              From Fund           Expenses        Retirement         to Directors
-----------------              ---------           --------        ----------         ------------

Edward D. Beach-Director        $15,000              None              N/A           $159,000(20/39)*
Donald D. Lennox-Director       $15,000              None              N/A           $ 90,000(10/13)*
Douglas H. McCorkindale-
  Director                      $15,000              None              N/A           $ 60,000(7/10)*
Thomas T. Mooney-Director       $15,000              None              N/A           $126,000(15/36)*
Louis A. Weil, III-Director     $15,000              None              N/A           $ 97,500(12/15)*


----------
*Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


    There were nine meetings of the Fund's Board of Directors held during the year ended December 31, 1994, of which four were regularly scheduled meetings. The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's finaricial operations. The Audit Committee consists of Messrs. Beach, Lennox, McCorkindale, Mooney and Weil, the Independent Directors of the Fund. The Audit Committee met twice during the year ended December 31, 1994. For the year ended December 31,1994, Mr. Jacobs, attended fewer then 75% of the aggregate of the total number of meetings of the Board of Directors and any committee thereof, of which such director is a member.

Vote Required


    Directors must be elected by a vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote thereupon.


    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 4.

            APPROVAL OR DISAPPROVAL OF PROPOSED PLAN OF DISTRIBUTION

                                (Proposal No. 5)

    On September 13, 1995, the Board of Directors of the Fund, including a majority of the Independent Directors who have no direct or indirect interest in the proposed Plan of Distribution (the Plan) or any related agreement (the Rule 12b-1 Directors), approved a Plan pursuant to Rule 12b-1 under the 1940 Act and a Distribution Agreement for the Fund's existing shares of Common Stock (the Distribution Agreement) in connection with the conversion of the Fund from a closed-end investment company to an open-end investment company. The Board of Directors recommends the Plan to the shareholders of the Fund for approval or disapproval at this Special Meeting of Shareholders. The Distribution Agreement does not require and, is not being submitted for, shareholder approval.

    The purpose of the Plan is to create incentives for the financial advisers of Prudential Securities (the Distributor) and other qualified broker-dealers to provide distribution assistance to their customers who are investors in the shares of Common Stock of the Fund and to defray the costs and expenses, including the payment of account servicing fees, of the services provided and activities undertaken to distribute shares of the Fund (Distribution Activities).

    If Proposal No. 1 is approved by shareholders and if this Proposal No. 5 is approved, the Plan will be applicable to the shares of Common Stock of the Fund (the existing shares of the Fund) and will become effective upon conversion of the Fund to open-end status. If Proposal No. 6 is approved, the Plan will remain applicable to the existing shares of the Fund when they are reclassified as Class A shares. See Proposal No. 6. A copy of the Plan is attached hereto as Exhibit D.

    The Plan authorizes the Fund to compensate the Distributor for all costs incurred by it in distributing the shares of the Fund at a rate not to exceed
 .30 of 1% per annum of the average daily net assets of the shares of the Fund. In addition, the Plan describes the Distribution Activities. The Plan specifies categories of compensable expenditures which include, among others: commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec
associated   with  the  sale  of  Fund   shares,   including   lease,   utility,
communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

    Under the Plan, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the

Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.



    Under the Plan, the Fund may pay the Distributor for its distribution-related activities with respect to shares at an annual rate of up to .30 of 1% of the average dally net assets of those shares. The Plan provides that (i) up to .25 of 1% of the average daily net assets of the shares of the Fund may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the shares of the Fund. The Distributor has agreed to limit its distribution-related fees payable under the Plan to [.15] of 1% of the average daily net assets of those shares for the fiscal year ending December 31, 1996.


    In considering whether or not to approve the Plan, the Directors reviewed, among other things, the nature and scope of the services to be provided by the Distributor, the purchase options that may be available to shareholders if the Alternative Purchase Plan described under Proposal No. 6 is approved by the shareholders and the potentially higher fees payable to the Distributor if the Plan is adopted. The Board also considered the potential benefit of the Plan to shareholders and potential investors. The Directors took into account the competitive market environment in which the Fund will operate as an open-end investment company. More specifically, the Directors recognized the need to provide adequate compensation to broker-dealers who serve existing shareholders or offer the Fund to prospective shareholders. Without such service, the Fund would incur a substantial risk that it could not maintain or increase its assets, threatening the viability of the Fund as an investment company. Based upon their review, the Directors, including a majority of the Rule 12b-1 Directors, determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    Prudential Securities, One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and, as noted above, will serve as the distributor of the Fund's shares of Common Stock. Prudential Securities is an indirect wholly-owned subsidiary of Prudential. In 1993, Prudential Securities resolved various allegations arising out of past sales of certain limited partnership interests with the SEC, NASD and state securities commissions. In 1994, Prudential Securities reached an agreement with the U.S. Attorney for the Southern District of New York to defer prosecution in connection with such past sales, provided it complies with the terms of that agreement for a period of three years. If, upon completion of the three year period, Prudential Securities has complied with the terms of the agreement, no prosecution will be instituted by the U.S. Attorney. In connection with the the foregoing, Prudential Securities agreed, among other things, to pay penalties in the aggregate amount of approximately forty million dollars and establish a settlement fund in the amount of six hundred and sixty million dollars and establish procedures to resolve legitimate claims for compensatory damages by purchasers of certain limited partnership interests. Prudential Securities also agreed to provide additional funds for this purpose as necessary. The Fund will not be affected by Prudential Securities' financial condition and is an entirely separate legal entity from Prudential Securities, which has no beneficial owner-ship therein and the
                                       31

Fund's assets which are held by State Street Bank & Trust Company, an independent custodian, are separate and distinct from Prudential Securities.

    As required by Rule 12b-1 under the 1940 Act, if approved by the shareholders, the Plan will continue in effect from year to year, provided such continuance is approved at least annually by a majority of the Board of Directors and a majority of the Rule 12b-1 Directors by votes cast in person at a meeting called for the purpose of voting on the continuation of the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a majority of the outstanding voting securities of the Fund affected by the Plan. All material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time without payment of any penalty by vote of a majority of the Rule 12b-1 Directors of the Fund or by the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to such Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940
Act). So long as the Plan is in effect, the selection and nomination of the Rule 12b-1 Directors will be committed to the discretion of the Rule 12b-1 Directors. If the Plan is terminated or not continued, there will be no further payments of any amounts except those previously accrued.

Vote Required

    The proposed Plan of Distribution requires approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and set forth above in Proposal No. 2).

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 5.


            APPROVAL OR DISAPPROVAL OF THE ALTERNATIVE PURCHASE PLAN

                AND AN AMENDMENT TO THE ARTICLES OF INCORPORATION

              TO PERMIT THE ISSUANCE OF MULTIPLE CLASSES OF SHARES

                                (Proposal No. 6)

    PMF and Prudential Securities have established an alternative purchase plan (the Alternative Purchase Plan) which is available to investors in Prudential Mutual Funds and, if Proposal No. 1 and this Proposal No. 6 are approved by shareholders, will go into effect after conversion of the Fund to open-end status (or at such later date as the Board of Directors may determine). The Alternative Purchase Plan would initially provide investors with the option of purchasing shares either subject to a contingent deferred sales charge or with an initial sales charge. It is presently anticipated that there will be a public offering of Class A, Class B and Class C shares after the conversion. The existing shares will be reclassified as Class A shares. On September 13, 1995, the Board of Directors of the Fund, including a majority of the Independent Directors, considered and approved the Alternative Purchase Plan and an amendment to the Articles of Incorporation of the Fund in order to implement the Alternative Purchase Plan. In so doing, the Board of Directors considered several factors, including that implementation of the Alternative Purchase

Plan would (i) enable investors to choose the purchasing option which best suits their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (ii) facilitate distribution of the Fund's shares, and (iii) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. The Board of Directors is recommending that shareholders of the Fund approve the Alternative Purchase Plan as described herein (including amendments included in the Fund's Amended and Restated Articles of Incorporation discussed in Proposal No. 1 above to permit the issuance by the Fund of multiple classes of shares). A copy of the proposed Amended and Restated Articles of Incorporation of the Fund is attached hereto as Exhibit A.


    Under the Alternative Purchase Plan, the Fund will initially offer three classes of shares of its Common Stock, which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed at the time of purchase (Class A shares) or (ii) on a contingent deferred basis (Class B and Class C shares). Class A shares will be subject to an initial sales charge of up to [5]% and an annual distribution fee of up to .30 of 1% of average daily net assets of the Class A shares. Class B shares will be subject to a contingent deferred sales charge (declining from [5]% to zero) which will be imposed on most redemptions made within [six] years of purchase and an annual distribution and service fee of up to [1]% of the average daily net assets of the Class B shares and will automatically convert to Class A shares approximately [seven] years after purchase. Class C shares will be subject to a contingent deferred sales charge of 1% on redemptions made within one year of purchase and an annual distribution and service fee of [1]% of the average daily net assets of the Class C shares. Distribution fees are paid out of Fund assets and sales charges (including contingent deferred sales charges) are paid directly by the investor. These alternatives will permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.


    Each share of Class A, Class B and Class C will represent an identical legal interest in the investment portfolio of the Fund and have the same rights, except that each Class will bear certain expenses specifically related to the distribution of its shares. Although the legal rights of Class A, Class B and Class C shares will be identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. Class B and Class C shares will have a higher expense ratio and pay lower dividends than the Class A shares. Each Class will have exclusive voting rights with respect to its plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The three classes will also have different exchange privileges. Upon any liquidation of the Fund, holders of Class B and Class C shares may receive less than holders of Class A shares as a result of higher accumulated expenses from the Class B and Class C distribution fee.


    The implementation of the Alternative Purchase Plan will not alter the rights and privileges of the current shareholders of the Fund, nor will it affect the net asset value of a current shareholder's investment in the Fund. By providing investors with a broader choice as to the method of purchasing shares, the Board of Directors believes that it will attract a broader base of shareholders, thereby bringing more investment dollars into the Fund, which will benefit the holders of each Class of shares by facilitating the management of the Fund's portfolio and by reducing the operating expense ratio of the Fund.

    If the shareholders approve Proposal No. 1 and this Proposal No. 6, the Fund's authorized shares will be increased from 200 million to 2 billion and will be classified into 1 billion authorized shares of Class A Common Stock, 500 million authorized shares of Class B Common Stock, and 500 million authorized shares of Class C Common Stock, each with par value $.01. The shares of Common Stock currently issued and outstanding will be reclassified as Class A Common Stock.

    Upon implementation of the Alternative Purchase Plan, Class A shares will be sold at the next determined net asset value per share with an initial sales charge subject to certain reductions as may be set forth in the Fund's Prospectus. In addition, if Proposal No. 5 is approved by shareholders, the plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the Class A
Plan) applicable to the Fund's shares will remain in effect and apply to Class A shares, which will continue to be subject to a distribution fee at the annual rate of up to .30 of 1% of the average daily net assets of the Class A shares.

    The Class B and Class C shares will be issued and sold at the next determined net asset value per share subject to a contingent deferred sales charge imposed upon certain redemptions of shares, as set forth above and as may be further provided in the Prospectus of the Fund. In addition, the Class B and Class C shares will be subject to a distribution and service fee at the annual rate of up to [1]% of the average daily net assets of the Class B and Class C shares, pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the Class B and Class C Plan) which will be approved by the initial sole shareholder of Class B and Class C shares. Finally, as described in the Fund's Amended and Restated Articles of Incorporation, Class B shares will automatically convert to Class A shares at such times to be determined from time to time by the Board of Directors and as set forth in the Fund's Prospectus. If the proposed amendment to the Fund's Articles of Incorporation is approved, it is expected that conversions of Class B shares to Class A shares will occur on a quarterly basis approximately [seven] years from purchase.

    The exchange privileges of Class A, Class B and Class C shares will differ. Each Class of shares of the Fund will generally be exchangeable for Class A, Class B and Class C shares, respectively, of other Prudential Mutual Funds and one or more specified money market funds on the basis of the relative NAV, except as may be set forth in the Fund's Prospectus.


    The proposed amendment to the Articles of Incorporation will also permit the Board of Directors to classify and reclassify shares of the Fund into additional classes of Common Stock at a future date. The Board of Directors currently has no intention of creating any classes of Common Stock other than the Class A, Class B and Class C shares of the Fund.

Vote Required

    Under the Fund's Articles of Incorporation, amendment of the Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Fund. In the event shareholders do not approve the proposed amendment of the Articles of Incorporation and the Alternative Purchase Plan is not adopted, the Fund will continue to offer a single class of shares of Common Stock and, upon shareholder approval of Proposal No. 5, the shares would be subject to a distribution fee based upon the Fund's average daily net asset value.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 6.



                                  OTHER MATTERS


    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund taking into account all relevant circumstances.


                             SHAREHOLDERS' PROPOSALS

    A shareholders' proposal intended to be presented at any meeting of the shareholders of the Fund hereinafter called must be received by the Fund a reasonable time before the Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. If the Proposal No. 1 is approved and the Fund is converted to open-end status, the Fund does not intend to hold annual meetings of shareholders unless otherwise required by law.

                                                       S. JANE ROSE
                                                       Secretary
Dated: October   , 1995

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                      THE GLOBAL GOVERNMENT PLUS FUND, INC.

                  Amended and Restated Articles of Incorporation

    The Global Government Plus Fund, Inc. ((hereinafter called the "Corporation"), a Maryland corporation having its principal offices in the city of Baltimore, Maryland and New York, New York, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

    FIRST: The Charter of the Corporation is hereby restated in its entirety to read as follows:

                                   ARTICLE I.

    The name of the Corporation is The Global Government Plus Fund, Inc.


                                   ARTICLE II.
                                    Purposes

    The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended (the Investment Company Act) and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereinafter in force.


                                  ARTICLE III.
                               Address in Maryland

    The post office address of the place at which the principal office of the Corporation in the State of Maryland is located is c/o CT Corporation System, 32 South Street Baltimore, Maryland 21202.

    The name of the Corporation's resident agent is The Corporation Trust Incorporated, and its post office address is 32 South Street, Baltimore Maryland 21202. Said resident agent is a corporation of the State of Maryland.


                                   ARTICLE IV.
                                  Common Stock

    Section 1. The total number of shares of capital stock which the Corporation shall have authority to issue is 2,000,000,000 shares of the par value of $.01 per share and of the aggregate par value of $20,000,000 to be divided into three classes, consisting of

1,000,000,000 shares of Class A Common Stock, 500,000,000 shares of Class B Common Stock and 500,000,000 shares of Class C Common Stock. The shares of Common Stock issued and outstanding will be reclassified Class A Common Stock. The shares of Common Stock issued and outstanding on the date Class B and Class C shares are first issued will be reclassified Class A Common Stock.

        (a) Each share of Class A, Class B and Class C Common Stock of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation and other rights, except that (i) expenses related to the distribution of a class of shares shall be borne solely by such class; (ii) the bearing of any such expenses solely by shares of a class shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of such class; (iii) the Class A Common Stock shall be subject to a front-end sales load and a Rule 12b-1 distribution fee as determined by the Board of Directors from time to time;
    (iv) the Class B Common Stock shall be subject to a contingent deferred sales charge and a Rule 12b-1 distribution fee as determined by the Board of Directors from time to time; and (v) the Class C Common Stock shall be subject to a contingent deferred sales charge and a Rule 12b-1 distribution fee as determined by the Board of Directors from time to time. All shares of a particular class shall represent an equal proportionate interest in that class, and each share of any particular class shall be equal to each other share of that class.

        (b) Each share of the Class B Common Stock of the Corporation shall be converted automatically, and without any action or choice on the part of the holder thereof, into shares (including fractions thereof) of the Class A Common Stock of the Corporation (computed in the manner hereinafter described), at the applicable net asset value of each Class, at the time of the calculation of the net asset value of such Class B Common Stock at such times, which may vary between shares originally issued for cash and shares purchased through the automatic reinvestment of dividends and distributions with respect to Class B Common Stock (each a Conversion Date), determined by the Board of Directors in accordance with applicable laws, rules, regulations and interpretations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. and pursuant to such procedures as may be established from time to time by the Board of Directors and disclosed in the Corporation's then current prospectus for such Class A and Class B Common Stock.

        (c) The number of shares of the Class A Common Stock of the Corporation into which a share of the Class B Common Stock is converted pursuant to Paragraph (1)(b) hereof shall equal the number (including for this purpose fractions of a share) obtained by dividing the net asset value per share of the Class B Common Stock for purposes of sales and redemptions thereof at the time of the calculation of the net asset value on the Conversion Date by the net asset value per share of the Class A Common Stock for purposes of sales and redemptions thereof at the time of the calculation of the net asset value on the Conversion Date.

        (d) On the Conversion Date, the shares of the Class B Common Stock of the Corporation converted into shares of the Class A Common Stock will cease to accrue dividends and will no longer be outstanding and the rights of the holders thereof will cease (except the right to receive declared but unpaid dividends to the Conversion Date).

        (e) The Board of Directors shall have full power and authority to adopt such other terms and conditions concerning the conversion of shares of the Class B Common Stock to shares of the Class A Common Stock as they deem appropriate; provided such terms and conditions are not inconsistent with the terms contained in this Section 1 and subject to any restrictions or requirements under the Investment Company Act of 1940 and the rules, regulations and interpretations thereof promulgated or issued by the Securities and Exchange Commission, and conditions or limitations contained in an order issued by the Securities and Exchange Commission applicable to the Corporation, or any restrictions or requirements under the Internal Revenue Code of 1986, as amended, and the rules, regulations and interpretations promulgated or issued thereunder.

    Section 2. The Board of Directors may, in its discretion, classify and reclassify any unissued shares of the capital stock of the Corporation into one or more additional or other classes or series by setting or changing in any one or more respects the designations, conversion or other rights, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. If designated by the Board of Directors, particular classes or series of capital stock may relate to separate portfolios of investments.

    Section 3. Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, the holders of each class and series of capital stock of the Corporation shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board of Directors, and the dividends and distributions paid with respect to the various classes or series of capital stock may vary among such classes or series. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular class or series of capital stock may be charged to and borne solely by such class or series and the bearing of expenses solely by a class or series may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each such class or series of capital stock.

    Section 4. Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the

Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate vote shall vote together as a single class; and (c) as to any matter which in the judgment of the Board of Directors (which shall be conclusive) does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the one or more affected classes and series shall be entitled to vote.

    Section 5. Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of shares of capital stock of the Corporation shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation (as such liabilities may affect one or more of the classes of shares of capital stock of the Corporation), to share ratably in the remaining net assets of the Corporation; provided, however, that in the event the capital stock of the Corporation shall be classified or reclassified into series, holders of any shares of capital stock within such series shall be entitled to share ratably out of assets belonging to such series pursuant to the provisions of Section 7(c) of this Article IV.

    Section 6. Each share of any class of the capital stock of the Corporation, and in the event the capital stock of the Corporation shall be classified or reclassified into series, each share of any class of capital stock of the Corporation within such series shall be subject to the following provisions:

        (a) The net asset value of each outstanding share of capital stock of the Corporation (or of a class or series, in the event the capital stock of the Corporation shall be so classified or reclassified into series), subject to subsection (b) of this Section 6, shall be the quotient obtained by dividing the value of the net assets of the Corporation (or the net assets of the Corporation attributable or belonging to that class or series as designated by the Board of Directors pursuant to Articles Supplementary) by the total number of outstanding shares of capital stock of the Corporation (or of such class or series, in the event the capital stock of the Corporation shall be classified or reclassified into series). Subject to subsection (b) of this Section 6, the value of the net assets of the Corporation (or of such class or series, in the event the capital stock of the Corporation shall be classified or reclassified into series) shall be determined pursuant to the procedures or methods (which procedures or methods, in the event the capital stock of the Corporation shall be classified or reclassified into series, may differ from class to class or from series to series) prescribed or approved by the Board of Directors in its discretion, and shall be determined at the time or times (which time or times may, in the event the capital stock of the Corporation shall be classified into classes or series, differ from series to series) prescribed or approved by the Board of Directors in its discretion. In addition, subject to subsection (b) of this Section 6, the Board of Directors, in its discretion, may suspend the daily determination of net asset value of any share of any series or class of capital stock of the Corporation.

        (b) The net asset value of each share of the capital stock of the Corporation or any class or series thereof shall be determined in accordance with any applicable provision of the Investment Company Act, any applicable rule, regulation or order of the Securities and Exchange Commission thereunder, and any applicable rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934.

        (c) All shares now or hereafter authorized shall be subject to redemption and redeemable at the option of the stockholder pursuant to the applicable provisions of the Investment Company Act and laws of the State of Maryland, including any applicable rules and regulations thereunder. Each holder of a share of any class or series, upon request to the Corporation (if such holder's shares are certificated, such request being accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer), shall be entitled to require the Corporation to redeem all or any part of such shares outstanding in the name of such holder on the books of the Corporation (or as represented by share certificates surrendered to the Corporation by such redeeming holder) at a redemption price per share determined in accordance with subsection (a) of this Section 6.

        (d) Notwithstanding subsection (c) of this Section 6, the Board of Directors of the Corporation may suspend the right of the holders of shares of any or all classes or series of capital stock to require the Corporation to redeem such shares or may suspend any purchase of such shares:

            (i) for any period (A) during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or (B) during which trading on the New York Stock Exchange is restricted;

            (ii) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission or any successor thereto, exists as a result of which (A) disposal by the Corporation of securities owned by it and belonging to the affected series of capital stock (or the Corporation, if the shares of capital stock of the Corporation have not been classified or reclassified into series) is not reasonably practicable, or (B) it is not reasonably practicable for the Corporation fairly to determine the value of the net assets of the affected series of capital stock; or

            (iii)  for  such  other  periods  as  the  Securities  and  Exchange
        Commission or any successor thereto may by order permit for the protection of the holders of shares of capital stock of the Corporation.

        (e) All shares of the capital stock of the Corporation now or hereafter authorized shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of the outstanding shares of any class or series upon the sending of written notice thereof to each holder whose shares are to be redeemed and upon such terms and conditions as the Board of Directors, in its discretion, shall deem advisable, out of funds legally available therefor, at the net asset value per share of that class or series determined in accordance with subsections (a) and (b) of this Section 6 and take all other steps deemed necessary or advisable in connection therewith.

        (f) The Board of Directors may by resolution from time to time authorize the purchase by the Corporation, either directly or through an agent, of shares of any class or series of the capital stock of the Corporation upon such terms and conditions and for such consideration as the Board of Directors, in its discretion, shall deem advisable out of funds legally available therefor at prices per share not in excess of the net asset value per share of that class or series determined in accordance with subsections
    (a) and (b) of this Section 6 and to take all other steps deemed necessary or advisable in connection therewith.

        (g) Except as otherwise permitted by the Investment Company Act, payment of the redemption price of shares of any class or series of the capital stock of the Corporation surrendered to the Corporation for redemption pursuant to the provisions of subsection (c) of this Section 6 or for purchase by the Corporation pursuant to the provisions of subsection (e) or
    (f) of this Section 6 shall be made by the Corporation within seven days after surrender of such shares to the Corporation for such purpose. Any such payment may be made in whole or in part in portfolio securities or in cash, as the Board of Directors, in its discretion, shall deem advisable, and no stockholder shall have the right, other than as determined by the Board of Directors, to have his or her shares redeemed in portfolio securities.

        (h) In the absence of any specification as to the purposes for which shares are redeemed or repurchased by the Corporation, all shares so redeemed or repurchased shall be deemed to be acquired for retirement in the sense contemplated by the laws of the State of Maryland. Shares of any class or series retired by repurchase or redemption shall thereafter have the status of authorized but unissued shares of such class or series.

    Section 7. In the event the Board of Directors shall authorize the classification or reclassification of shares into classes or series, the Board of Directors may (but shall not be obligated to) provide that each class or series shall have the following powers, preferences and voting or other special rights, and the qualifications, restrictions and limitations thereof shall be as follows:

        (a) All consideration received by the Corporation for the issue or sale of shares of capital stock of each series, together with all income, earnings, profits, and proceeds received thereon, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such assets, payments and funds, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form the same may be, are herein referred to as "assets belonging to" such series.

        (b) The Board of Directors may from time to time declare and pay dividends or distributions, in additional shares of capital stock of such series or in cash, on any or all series of capital stock, the amount of such dividends and the means of payment being wholly in the discretion of the Board of Directors.

            (i) Dividends or distributions on shares of any series shall be paid only out of earned surplus or other lawfully available assets belonging to such series.

            (ii) Inasmuch as one goal of the Corporation is to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and Regulations promulgated thereunder, and inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability for the Corporation for federal income tax in respect of that year. In furtherance, and not in limitation of the foregoing, in the event that a series has a net capital loss for a fiscal year, and to the extent that the net capital loss offsets net capital gains from such series, the amount to be deemed available for distribution to that series with the net capital gain may be reduced by the amount offset.

        (c) In the event of the liquidation or dissolution of the Corporation, holders of shares of capital stock of each series shall be entitled to receive, as a series, out of the assets of the Corporation available for distribution to such holders, but other than general assets not belonging to any particular series, the assets belonging to such series; and the assets so distributable to the holders of shares of capital stock of any series shall be distributed, subject to the provisions of subsection (d) of this
    Section 7, among such stockholders in proportion to the number of shares of such series held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular series and available for distribution, such distribution shall be made to the holders of all series in proportion to the net asset value of the respective series determined in accordance with the charter of the Corporation.

        (d) The assets belonging to any series shall be charged with the liabilities in respect to such series, and shall also be charged with its share of the general liabilities of the Corporation, in proportion to the asset value of the respective series determined in accordance with the charter of the Corporation. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of the same as to a given series, and as to whether the same or general assets of the Corporation are allocable to one or more classes.

    Section 8. Any fractional shares shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

    Section 9. No holder of shares of Common Stock of the Corporation shall, as such holder, have any pre-emptive right to purchase or subscribe for any shares of the Common Stock of the Corporation of any class or series which it may issue or sell (whether out of the number of shares authorized by the Articles of Incorporation, or out of any shares of the Common Stock of the Corporation acquired by it after the issue thereof, or otherwise).

    Section 10. All persons who shall acquire any shares of capital stock of the Corporation shall acquire the same subject to the provisions of the charter and By-Laws of the Corporation.

    Section 11. Notwithstanding any provisions of law requiring action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the outstanding shares of all classes or of the outstanding shares of a particular class or classes, as the case may be, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes or series or of the total number of shares of such class or classes or series, as the case may be, outstanding and entitled to vote thereupon pursuant to the provisions of these Articles of Incorporation.

                                   ARTICLE V.

                                    Directors

    The By-Laws of the Corporation may fix the number of directors at no less than three and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of directors within a limit specified in the By-Laws (provided that, if there are no shares outstanding, the number of directors may be less than three but not less than one), and to fill the vacancies created by any such increase in the number of directors. Unless otherwise provided by the By-Laws of the Corporation, the directors of the Corporation need not be stockholders.

    The By-Laws of the Corporation may divide the directors of the Corporation into classes and prescribe the tenure of office of the several classes; but no class shall be elected for a period shorter than one year or for a period longer than five years, and the term of office of at least one class shall expire each year.

                                   ARTICLE VI.

                    Indemnification of Directors and Officers

    The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act), as currently in effect or as the same may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other enterprise as a director or officer. To the fullest extent permitted by law (including the Investment Company Act), as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Article VI shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Article VI shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Article VI, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

                                  ARTICLE VII.

                                  Miscellaneous

    The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for creating, defining, limiting and regulating the powers of the Corporation, the directors and the stockholders.

    Section 1. The Board of Directors shall have the management and control of the property, business and affairs of the Corporation and is hereby vested with all the powers possessed by the Corporation itself so far as is not inconsistent with law or these Articles of Incorporation. In furtherance and without limitation of the foregoing provisions, it is expressly declared that, subject to these Articles of Incorporation, the Board of Directors shall have power:

        (a) To make, alter, amend or repeal from time to time the By-Laws of the Corporation except as such power may otherwise be limited in the By-Laws.

        (b) To issue shares of any class or series of the capital stock of the Corporation.

        (c) To authorize the purchase of shares of any class or series in the open market or otherwise, at prices not in excess of their net asset value for shares of that class, series or class within such series determined in accordance with subsections
    (a) and (b) of Section 6 of Article IV hereof, provided that the Corporation has assets legally available for such purpose, and to pay for such shares in cash, securities or other assets then held or owned by the Corporation.

        (d) To declare and pay dividends and distributions from funds legally available therefor on shares of such class or series, in such amounts, if any, and in such manner (including declaration by means of a formula or other similar method of determination whether or not the amount of the dividend or distribution so declared can be calculated at the time of such declaration) and to the holders of record as of such date, as the Board of Directors may determine.

        (e) To take any and all action necessary or appropriate to maintain a constant net asset value per share for shares of any class, series or class within such series.

    Section 2. Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles applied by or pursuant to the direction of the Board of Directors or as otherwise required or permitted by the Securities and Exchange Commission, shall be final and conclusive, and shall be binding upon the Corporation and all holders of shares, past, present and future, of each class or series, and shares are issued and sold on the condition and undertaking, evidenced by acceptance of certificates for such shares by, or confirmation of such shares being held for the account of, any stockholder, that any and all such determinations shall be binding as aforesaid.

    Nothing in this Section 2 shall be construed to protect any director or officer of the Corporation against liability to the Corporation or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    Section 3. The directors of the Corporation may receive compensation for their services, subject, however, to such limitations with respect thereto as may be determined from time to time by the holders of shares of capital stock of the Corporation.

    Section 4. Except as required by law, the holders of shares of capital stock of the Corporation shall have only such right to inspect the records, documents, accounts and books of the Corporation as may be granted by the Board of Directors of the Corporation.

    Section 5. Any vote of the holders of shares of capital stock of the Corporation authorizing liquidation of the Corporation or proceedings for its dissolution may authorize the Board of Directors to determine, as provided herein, or if provision is not made herein, in accordance with generally accepted accounting principles, which assets are the assets belonging to the Corporation or any series thereof available for distribution to the holders of shares of capital stock of the Corporation or any series thereof (pursuant to the provisions of Section 7 of Article IV hereof) and may divide, or authorize the Board of Directors to divide, such assets among the stockholders of the shares of capital stock of the Corporation or any series thereof in such manner as to ensure that each such holder receives an amount from the proceeds of such liquidation or dissolution that such holder is entitled to, as determined pursuant to the provisions of Sections 3 and 7 of Article IV hereof.

                                  ARTICLE VIII.

                                   Amendments

    The Corporation reserves the right from time to time to amend, alter or repeal any of the provisions of these Articles of Incorporation (including any amendment that changes the terms of any of the outstanding shares by classification, reclassification or otherwise), and to add or insert any other provisions that may, under the statutes of the State of Maryland at the time in force, be lawfully contained in articles of incorporation, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article VIII.

    SECOND:  The  foregoing   amendment  and  restatement  of  the  Articles  of
Incorporation of the Corporation has been advised by the Board of Directors and approved by a majority of the shareholders of the Corporation.

    THIRD: (a) As of immediately before the amendment the total number of shares of Common Stock which the Corporation had authority to issue was 200,000,000 shares of Common Stock, par value of $.01 per share, having an aggregate par value of $2,000,000.

        (b) As amended, the total number of shares of stock of all classes which the Corporation has authority to issue is 2,000,000,000 shares, all of which are Common Stock, par value $ .01 per share.

        (c) The  aggregate  par  value  of all  shares  having a par  value  was
    $2,000,000   before  the  amendment  and  $20,000,000  as  amended.

        (d) A description of the Class A, Class B and Class C Common Stock is as set forth herein above.

    IN WITNESS WHEREOF, THE GLOBAL GOVERNMENT PLUS FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on , 1995.

                                   THE GLOBAL GOVERNMENT PLUS
                                     FUND, INC.

                                   By___________________________________________

                                     Richard A. Redeker
                                     President


Attest:__________________________________

       S. Jane Rose
       Secretary

    The undersigned, President of The Global Government Plus Fund, Inc., who executed on behalf of said Corporation the foregoing amendment to the Articles of Incorporation of which this certificate is made a part, hereby acknowledges the foregoing amendment and restatement of the Articles of Incorporation to be the act of the Corporation, and further certifies that, to the best of his knowledge, information and belief, all matters and facts set forth therein are true in all material respects and that this statement is made under the penalties of perjury.


                                          -------------------------------------
                                          Richard A. Redeker

                                                                       EXHIBIT B
                     THE GLOBAL GOVERNMENT PLUS FUND, INC.

                              Management Agreement

    Agreement made this ___ day of _______, 1995 between The Global Government Plus Fund, Inc., a Maryland corporation (the Fund), and Prudential Mutual Fund Management, Inc., a Delaware corporation (the Manager).

                               W I T N E S S E T H

    WHEREAS, the Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

    WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day to day corporate affairs, and the Manager is willing to render such investment advisory and administrative services;

    NOW, THEREFORE, the parties agree as follows:

    1. The Fund hereby appoints the Manager to act as manager of the Fund and administrator of its corporate affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Manager is authorized to enter into an agreement with The Prudential Investment Corporation (PIC or the Subadviser) pursuant to which PIC shall furnish to the Fund the investment advisory services in connection with the management of the Fund (the Subadvisory Agreement). The Manager will continue to have responsibility for all investment advisory services furnished pursuant to the Subadvisory Agreement.

    2. Subject to the supervision of the Board of Directors of the Fund, the Manager shall administer the Fund's corporate affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to
Section 1 hereof and the Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (hereinafter defined) and subject to the following understandings:

        (a) The Manager shall provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

        (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and

    Prospectus (hereinafter defined) of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

        (c) The Manager shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's Registration Statement and Prospectus (hereinafter defined) or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party. It is understood that Prudential Securities Incorporated may be used as a broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants and that such brokers may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Manager in connection with its services to other clients.

    On occasions when the Manager deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager or the Subadviser, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        (d) The Manager shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Directors such periodic and special reports as the Board may reasonably request.

        (e) The Manager shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

        (f) The Manager shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the Fund's assets.

        (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

    3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

        (a) Articles of Incorporation of the Fund, as filed with the Secretary of State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles of Incorporation");

        (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified resolutions of the Board of Directors of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the Securities and Exchange Commission (the Commission) relating to the Fund and shares of the Fund's Common Stock and all amendments thereto;

        (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

        (f) Prospectus of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

    4. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such directors, officers or employees of the Manager.

    5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

    6. During the term of this Agreement, the Manager shall pay the following expenses:

            (i) the salaries and expenses of all personnel of the Fund and the Manager except the fees and expenses of directors who are not affiliated persons of the Manager or the Fund's investment adviser,

            (ii) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business other than those assumed by the Fund herein, and

            (iii) the costs and expenses payable to PIC pursuant to the Subadvisory Agreement. The Fund assumes and will pay the expenses described below:

        (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

        (b) the fees and expenses of directors who are not affiliated persons of the Manager or the Fund's investment adviser,

        (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith,

            (ii) preparing and maintaining the general accounting records of the Fund and the providing of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder,

            (iii) the pricing of the shares of the Fund, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Board of Directors of the Fund, and

            (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

        (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent, which may be the Custodian, that relate to the maintenance of each shareholder account,

        (e)  the  charges  and  expenses  of  legal   counsel  and   independent
    accountants for the Fund,

        (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

        (g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

        (h) the fees of any trade associations of which the Fund may be a member,

        (i) the cost of stock certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

        (j) the cost of fidelity, directors and officers and errors and omissions insurance,

        (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

        (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and directors' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders,

        (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

        (n) any expenses assumed by the Fund pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

    7. In the event the expenses of the Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Fund are then qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess, or, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Fund the amount of such reduction which exceeds the amount of such compensation.

    8. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at an annual rate of 0.75 of 1% of the Fund's average daily net assets up to US $1 billion and .70 of 1% of such assets in excess of US $1 billion. This fee will be computed daily and will be paid to the Manager monthly. Any reduction in the fee payable and any payment by the Manager to the Fund pursuant to paragraph 7 shall be made monthly. Any such reductions or payments are subject to readjustment during the year.

    9. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

    11. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    12. Except as otherwise provided herein or authorized by the Board of Directors of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    13. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    14. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    15. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at One Seaport Plaza, New York, N.Y. 10292,
Attention: Secretary; or (2) to the Fund at One Seaport Plaza, New York, N.Y. 10292, Attention: President.

    16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                   THE GLOBAL GOVERNMENT PLUS
                                     FUND, INC.

                                   By___________________________________________
                                     Robert F. Gunia
                                     Vice President

                                   PRUDENTIAL MUTUAL FUND
                                     MANAGEMENT, INC.

                                   By___________________________________________
                                     Richard A. Redeker
                                     President

                                                                       EXHIBIT C

                      THE GLOBAL GOVERNMENT PLUS FUND, INC.

                              Subadvisory Agreement

     Agreement made as of this ____ day of______________, 1995 between Prudential Mutual Fund Management Inc., a Delaware Corporation (PMF or the Manager), and The Prudential Investment Corporation, a New Jersey Corporation (the Subadviser).

     WHEREAS, the Manager has entered into a Management Agreement, dated ________________ __, 1995 (the Management Agreement), with The Global Government Plus Fund, Inc. (the Fund), a Maryland corporation and a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PMF will act as Manager of the Fund.

    WHEREAS, PMF desires to retain the Subadviser to provide investment advisory services to the Fund in connection with the management of the Fund and the Subadviser is willing to render such investment advisory services.

    NOW, THEREFORE, the Parties agree as follows:

        1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Fund, the Subadviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus, (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

            (i) The Subadviser shall provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

            (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations.

            (iii) The  Subadviser  shall  determine the  securities  and futures contracts to be purchased or sold by the Fund and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the

        Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as a broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

    On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

            (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
        (b)(5),  (6),  (7),  (9),  (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request.

            (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Manager with such information upon request of the Manager.

            (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

        (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

        (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

    3. The Manager shall reimburse the Subadviser for reasonable costs and expenses incurred by the Subadviser determined in a manner acceptable to the Manager in furnishing the services described in paragraph 1 hereof.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to stockholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    9. This Agreement shall be governed by the laws of the State of New York.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                              PRUDENTIAL MUTUAL FUND
                                MANAGEMENT, INC.

                              By________________________________________________
                                Richard A. Redeker
                                President

                              THE PRUDENTIAL INVESTMENT
                                CORPORATION

                              By________________________________________________
                                Vice President

                                                                       EXHIBIT D
                      THE GLOBAL GOVERNMENT PLUS FUND, INC.

                          Distribution and Service Plan

                                (Class A Shares)

                                  Introduction

    The Distribution and Service Plan (the Plan) set forth below which is designed to conform to the requirements of Rule 12b-1 under the Investment Company Act of 1940 (the Investment Company Act) and Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (NASD) has been adopted by The Global Government Plus Fund, Inc. (the Fund) and by Prudential Securities Incorporated, the Fund's distributor (the Distributor).

    The Fund has entered into a distribution agreement pursuant to which the Fund will employ the Distributor to distribute Class A shares issued by the Fund (Class A shares). Under the Plan, the Fund intends to pay to the Distributor, as compensation for its services, a distribution and service fee with respect to Class A shares.

     A majority of the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the Rule 12b-1 Directors), have determined by votes cast in person at a meeting called for the purpose of voting on this Plan that there is a reasonable likelihood that adoption of this Plan will benefit the Fund and its shareholders. Expenditures under this Plan by the Fund for Distribution Activities (defined below) are primarily intended to result in the sale of Class A shares of the Fund within the meaning of paragraph (a)(2) of Rule 12b-1 promulgated under the Investment Company Act.

    The purpose of the Plan is to create incentives to the Distributor and/or other qualified broker-dealers and their account executives to provide distribution assistance to their customers who are investors in the Fund, to defray the costs and expenses associated with the preparation, printing and distribution of prospectuses and sales literature and other promotional and distribution activities and to provide for the servicing and maintenance of shareholder accounts.

                                    The Plan

    The material aspects of the Plan are as follows:

1. Distribution Activities

    The Fund shall engage the Distributor to distribute Class A shares of the Fund and to service shareholder accounts using all of the facilities of the Prudential Securities distribution network, including sales personnel and branch office and central support systems, and also using such other qualified broker-dealers and financial institutions as the Distributor may select, including Pruco Securities Corporation (Prusec). Services provided and activities undertaken to distribute Class A shares of the Fund are referred to herein as "Distribution Activities."

2. Payment of Service Fee

    The Fund shall pay to the Distributor as compensation for providing personal service and/or maintaining shareholder accounts a service fee of .25 of 1% per annum of the average daily net assets of the Class A shares (service fee). The Fund shall calculate and accrue daily amounts payable by the Class A shares of the Fund hereunder and shall pay such amounts monthly or at such other intervals as the Board of Directors may determine. 3. Payment for Distribution Activities

    The Fund shall pay to the Distributor as compensation for its services a distribution fee, together with the service fee (described in Section 2 hereof), of .30 of 1% per annum of the average daily net assets of the Class A shares of the Fund for the performance of Distribution Activities. The Fund shall calculate and accrue daily amounts payable by the Class A shares of the Fund hereunder and shall pay such amounts monthly or at such other intervals as the Board of Directors may determine. Amounts payable under the Plan shall be subject to the limitations of Article III, Section 26 of the NASD Rules of Fair Practice.

    Amounts paid to the Distributor by the Class A shares of the Fund will not be used to pay the distribution expenses incurred with respect to any other class of shares of the Fund except that distribution expenses attributable to the Fund as a whole will be allocated to the Class A shares according to the ratio of the sales of Class A shares to the total sales of the Fund's shares over the Fund's fiscal year or such other allocation method approved by the Board of Directors. The allocation of distribution expenses among classes will be subject to the review of the Board of Directors.

    The Distributor shall spend such amounts as it deems appropriate on Distribution Activities which include, among others:

        (a) sales commissions and trailer commissions paid to, or on account of, account executives of the Distributor;

        (b) indirect and overhead costs of the Distributor associated with Distribution Activities, including central office and branch expenses;

        (c) amounts paid to Prusec for performing services under a selected dealer agreement between Prusec and the Distributor for sale of Class A shares of the Fund, including sales commissions, trailer commissions paid to, or on account of, agents and indirect and overhead costs associated with Distribution Activities;

        (d) advertising for the Fund in various forms through any available medium, including the cost of printing and mailing Fund prospectuses, statements of additional information and periodic financial reports and sales literature to persons other than current shareholders of the Fund; and

        (e) sales commissions (including trailer commissions) paid to, or on account of, broker-dealers and financial institutions (other than Prusec) which have entered into selected dealer agreements with the Distributor with respect to Class A shares of the Fund.

4. Quarterly Reports; Additional Information

    An appropriate officer of the Fund will provide to the Board of Directors of the Fund for review, at least quarterly, a written report specifying in reasonable detail the amounts expended for Distribution Activities (including payment of the service fee) and the purposes for which such expenditures were made in compliance with the requirements of Rule 12b-1. The Distributor will provide to the Board of Directors of the Fund such additional information as the Board shall from time to time reasonably request, including information about Distribution Activities undertaken or to be undertaken by the Distributor.

    The Distributor will inform the Board of Directors of the Fund of the commissions and account servicing fees to be paid by the Distributor to account executives of the Distributor and to broker-dealers and financial institutions which have selected dealer agreements with the Distributor.

5. Effectiveness; Continuation

    The Plan shall not take effect until it has been approved by a vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class A shares of the Fund.

    If approved by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund, the Plan shall, unless earlier terminated in accordance with its terms, continue in full force and effect thereafter for so long as such continuance is specifically approved at least annually by a majority of the Board of Directors of the Fund and a majority of the Rule 12b-1 Directors by votes cast in person at a meeting called for the purpose of voting on the continuation of the Plan.

6. Termination

    This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors, or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class A shares of the Fund.

7. Amendments

    The Plan may not be amended to change the combined service and distribution fees to be paid as provided for in Sections 2 and 3 hereof so as to increase materially the amounts payable under this Plan unless such amendment shall be approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Class A shares of the Fund. All material amendments of the Plan shall be approved by a majority of the Board of Directors of the Fund and a majority of the Rule 12b-1 Directors by votes cast in person at a meeting called for the purpose of voting on the Plan.

8. Rule 12b-1 Directors

    While the Plan is in effect, the selection and nomination of the Directors shall be committed to the discretion of the Rule 12b-1 Directors.

9. Records

    The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to Section 4 hereof, for a period of not less than six years from the date of effectiveness of the Plan, such agreements or reports, and for at least the first two years in an easily accessible place.

    Dated: ______________, 1995

                           THE GLOBAL GOVERNMENT PLUS
                                   FUND, INC.
                                ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

         Proxy for the Special Meeting of Shareholders, December 6, 1995.

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Robert F. Gunia, S. Jane Rose and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Global Government Plus Fund, Inc. held of record by the undersigned on September 29, 1995 at the Special Meeting of Shareholders to be held on December 6, 1995, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 through 6.

Address changes: _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

(Left Column)

 ---
| X | PLEASE MARK VOTES
 ---
      AS IN THIS EXAMPLE

      The Board of Directors recommends a vote "FOR" each of the following proposals:


1. To approve or disapprove a proposal to      For      Against      Abstain
   convert the Fund to an open-end invest-   -------    -------      -------
   ment company.                             |     |    |     |      |     |
                                             |     |    |     |      |     |
                                             |     |    |     |      |     |
                                             -------    -------      -------

2. To approve or disapprove changes to
   certain investment restrictions and
   policies as follows:

  (a) To increase the Fund's borrowing         For      Against      Abstain
      capabilities.                          -------    -------      -------
                                             |     |    |     |      |     |
                                             |     |    |     |      |     |
                                             |     |    |     |      |     |
                                             -------    -------      -------

  (b) To amend the Fund's restrictions         For      Against      Abstain
      regarding restricted securities.       -------    -------      -------
                                             |     |    |     |      |     |
                                             |     |    |     |      |     |
                                             |     |    |     |      |     |
                                             -------    -------      -------

  (c) to clarify the Fund's loan policies.     For      Against      Abstain
                                             -------    -------      -------
                                             |     |    |     |      |     |
                                             |     |    |     |      |     |
                                             |     |    |     |      |     |
                                             -------    -------      -------

3. If Proposal No. 1 is approved, to approve   For      Against      Abstain
   or disapprove a new Management Agree-     -------    -------      -------
   ment between the Fund and Prudential      |     |    |     |      |     |
   Mutual Fund Management, Inc. and a new    |     |    |     |      |     |
   Subadvisory Agreement between Pruden-     |     |    |     |      |     |
   tial Mutual Fund Management, Inc. and ------- ------- ------- The Prudential Investment Corporation.


      INSTRUCTION: To withhold authority for any individual nominee, mark the "For All Except" box and strike a line through that nominee(s) name in the list above.

   ------------------------------------------------------------
   |                                                          |
   |                                                          |
   |                                                          |
   |                       REGISTRATION                       |
   |                                                          |
   |                                                          |
   |                                                          |
   |                                                          |
   |                                                          |
   ------------------------------------------------------------

                                                  -------------
   Please be sure to sign and date this Proxy.    | Date
   ------------------------------------------------------------
   |                                                          |
   |                                                          |
   |                                                          |
   ----- Shareholder sign here --------- Co-owner sign here --|



(Right Column)

4. Election of Directors.                                With-       For All
   If Proposal No. 1 is approved, to elect     For       hold        Except
   the following seven Directors: Edward D.  -------    -------      -------
   Beach, Harry A. Jacobs, Jr., Donald D.    |     |    |     |      |     |
   Lennox, Douglas H. McCorkindale,          |     |    |     |      |     |
   Thomas T. Mooney, Richard A. Redeker      |     |    |     |      |     |
   and Louis A. Weil, III.                   -------    -------      -------

5. If Proposal No. 1 is approved, to approve or   For      Against      Abstain
   disapprove a Plan of Distribution pursuant   -------    -------      -------
   to Rule 12b-1 under the Investment Com-      |     |    |     |      |     |
   pany Act of 1940, as amended.                |     |    |     |      |     |
                                                |     |    |     |      |     |
                                                -------    -------      -------

6. If Proposal No. 1 is approved, to approve or   For      Against      Abstain
   disapprove an Alternative Purchase Plan      -------    -------      -------
   and an amendment to the Fund's Articles      |     |    |     |      |     |
   of Incorporation to permit the issuance of   |     |    |     |      |     |
   multiple classes of shares.                  |     |    |     |      |     |
                                                -------    -------      -------

7. To consider and act upon such other            For      Against      Abstain
   business as may properly come before the     -------    -------      -------
   Meeting or any adjournment thereof.          |     |    |     |      |     |
                                                |     |    |     |      |     |
                                                |     |    |     |      |     |
                                                -------    -------      -------

   Mark box at right if address  change has been noted on               -------
   the reverse side of this card.                                       |     |
                                                                        |     |
                                                                        |     |
                                                                        -------

   NOTE: Please sign exactly as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                           THE GLOBAL GOVERNMENT PLUS

                                   FUND, INC.